[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

    [graphic of stairs]

-----------------------
PREMIUM BOND

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

PREMIUM BOND
(ACBPX)
------------------------------


Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     During the year ended March 31, 1999, the U.S. bond market experienced a remarkable reversal. When we last addressed you in the semiannual report for Premium Bond, yields had just plunged as investors rushed to the relative safety and liquidity of U.S. Treasury securities. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of Treasurys into stocks and higher-yielding bonds. Yields rose, though they still remained significantly lower than they were a year earlier.

     Premium Bond's management team worked hard to produce healthy returns and maintain the fund's yield in this difficult environment. We're proud to report that Premium Bond had above-average returns (according to Lipper Inc.) during the past year, as well as over longer time periods.

     It was also an exciting period at American Century. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site (at www.americancentury.com). Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ........................................................  2
   Market Perspective .......................................................  3
PREMIUM BOND
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio at a Glance ....................................................  5
   Portfolio Composition
      by Security Type ......................................................  6
   Portfolio Composition
      by Credit Rating ......................................................  7
   Schedule of Investments ..................................................  8
FINANCIAL STATEMENTS
   Statement of Assets and
      Liabilities ........................................................... 12
   Statement of Operations .................................................. 13
   Statements of Changes
      in Net Assets ......................................................... 14
   Notes to Financial
      Statements ............................................................ 15
   Financial Highlights ..................................................... 17
   Independent Auditors'
      Report ................................................................ 18
OTHER INFORMATION
   Retirement Account
      Information ........................................................... 19
   Background Information
      Investment Philosophy
         and Policies ....................................................... 20
      Comparative Indices ................................................... 20
      Lipper Rankings ....................................................... 20
      Credit Rating
         Guidelines ......................................................... 20
      Investment Team
         Leaders ............................................................ 20
   Glossary ................................................................. 21


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Bonds produced positive returns despite sharp interest rate changes. For the twelve months ended March 31, 1999, the Lehman Brothers Aggregate Bond Index returned 6.49%.

* Bond yields fell in 1998 because financial crises overseas sent investors scrambling for the relative safety and liquidity of U.S. Treasury securities. In addition, the Federal Reserve lowered interest rates to boost the economy and restore investor confidence in the financial markets.

* Though rapid U.S. economic growth and more stable markets and economies overseas caused rates to rebound in late 1998 and early 1999, bond yields finished the year lower overall.

* Treasury securities performed best during the flight to quality in 1998, when yields fell to 30-year lows.

* Corporate and mortgage-backed securities outperformed Treasurys in the first quarter of 1999 when the economic situation stabilized and investors began to sell Treasury bonds and buy higher-yielding securities.

MANAGEMENT Q&A

* The portfolio performed relatively well, producing higher returns than the average "A-Rated Corporate Debt Fund," according to Lipper Inc.

* We used a value-oriented approach to asset allocation, reducing our Treasury position and adding higher-yielding corporate securities.

* These adjustments paid off in the first quarter of 1999, when Treasurys were the worst-performing domestic bond sector, while higher-yielding securities performed relatively well.

* Within our corporate bond holdings, we focused on securities issued by cyclical companies--corporations that tend to do best when the economy is growing rapidly.

* We increased the portfolio's exposure to asset-backed bonds because we believe they offer attractive yields with relatively high credit quality.

* Because we expect less interest rate volatility going forward, we'll continue to overweight higher-yielding corporate and asset-backed bonds-- securities that typically outperform Treasurys when rates are relatively stable.

[left margin]

               PREMIUM BOND
                  (ACBPX)
TOTAL RETURNS:               AS OF 3/31/99
    6 Months                       -0.40%*
    1 Year                           5.88%
30-DAY SEC YIELD:                    5.80%
INCEPTION DATE:                     4/1/93
NET ASSETS:                 $105.3 million

* Not annualized.

See Total Returns on page 4.
Investment terms are defined in the Glossary on pages 21-22.


2      1-800-345-2021


Market Perspective from Randall W. Merk
--------------------------------------------------------------------------------
/photo of Randall W. Merk/
Randall W. Merk, chief investment officer of fixed income

MODERATE PERFORMANCE

     For the twelve months ended March 31, 1999, bonds produced positive returns despite dramatic interest rate changes (see the graphs at right). However, rising rates limited performance over the last six months. For the year, the Lehman Brothers Aggregate Bond Index--a broad measure of bond performance--was up 6.49%. For the six months, the index returned -0.16%.

INTEREST RATE VOLATILITY

     Global capital markets were in a free fall from August through October 1998. That turmoil was caused by financial crises in Asia, Russia, and Latin America that threatened U.S. economic growth. In addition, anxieties rippled through the market when a number of highly leveraged hedge funds nearly collapsed.

     The Federal Reserve, the U.S. central bank, lowered interest rates three times in late 1998 to prop up the economy and restore investor confidence in the financial markets. Those moves helped ease a possible credit crunch, calming fears that tight credit would spark a recession.

COOLER MARKET FOR TREASURYS

     During the capital market crisis, Treasurys posted exceptionally strong returns because they offered investors liquidity and a safe haven from global economic turmoil. Huge demand sent Treasury yields to 30-year lows in early October. In addition, Treasurys were an effective portfolio diversifier when investor confidence and global equity values plummeted. But investors' appetite for Treasurys diminished as calm returned to the markets, and yields rose in the first quarter of 1999. Despite these yield changes, Treasury securities turned in a solid performance.

CORPORATE AND MORTGAGE-BACKED BONDS REBOUND

     The U.S. economy chugged along despite the markets' twists and turns, growing at a 6% annual rate in the fourth quarter of 1998 and a 4.5% annual rate in the first quarter of 1999. Continued economic strength helped re-invigorate the corporate bond market, which lagged Treasurys during the flight to quality. More importantly, the Fed's interest rate cuts helped ease credit and lower corporate borrowing costs. This helped corporate bonds outperform Treasurys during the first three months of 1999.

     The mortgage-backed securities market was hit hard by lower interest rates in the third quarter of 1998, when mortgage refinancings reached a record high. Refinancings shorten the life of mortgage-backed securities and leave investors excess cash to reinvest in lower-yielding securities. But prepayments slowed as rates rose after October, while the attractive yields offered by mortgages relative to Treasury bonds drew some buyers. Those factors have helped mortgages outperform Treasurys so far in 1999.

[right margin]

"BONDS PRODUCED POSITIVE RETURNS  DESPITE DRAMATIC INTEREST RATE CHANGES."

BOND INDEX RETURNS
FOR THE YEAR ENDED MARCH 31, 1999
   SALOMON BROTHERS
      TREASURY INDEX               7.09%
   MERRILL LYNCH CORPORATE
      BOND INDEX                   6.22%
   SALOMON BROTHERS 30-YEAR
      GNMA INDEX                   6.29%

Source: Russell/Mellon Analytical Services

[line graph - data below]

SHIFTING TREASURY YIELD CURVES

                     3/31/98         10/5/98         3/31/99
YEARS TO MATURITY
1                     5.52%           4.35%           4.91%
2                     5.57%           4.06%           5.04%
3                     5.62%           4.13%           5.12%
4                     5.64%           4.22%           5.21%
5                     5.62%           4.07%           5.13%
6                     5.67%           4.08%           5.27%
7                     5.71%           4.09%           5.40%
8                     5.69%           4.08%           5.33%
9                     5.67%           4.07%           5.27%
10                    5.65%           4.07%           5.21%
11                    5.69%           4.18%           5.31%
12                    5.73%           4.30%           5.41%
13                    5.77%           4.42%           5.51%
14                    5.84%           4.54%           5.62%
15                    5.87%           4.65%           5.72%
16                    5.89%           4.69%           5.76%
17                    5.91%           4.74%           5.80%
18                    5.93%           4.79%           5.84%
19                    5.95%           4.84%           5.88%
20                    5.99%           4.88%           5.91%
21                    5.99%           4.89%           5.90%
22                    5.99%           4.91%           5.89%
23                    6.00%           4.93%           5.89%
24                    6.00%           4.95%           5.88%
25                    6.01%           4.97%           5.87%
26                    6.00%           4.92%           5.84%
27                    5.98%           4.87%           5.80%
28                    5.97%           4.82%           5.76%
29                    5.96%           4.77%           5.72%
30                    5.94%           4.71%           5.68%

Source: Bloomberg Financial Markets


                                                  www.americancentury.com      3


Premium Bond--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                        PREMIUM   LEHMAN AGGREGATE   A-RATED CORPORATE DEBT FUNDS(2)
                          BOND       BOND INDEX     AVERAGE RETURN    FUND'S RANKING
6 MONTHS(1) ...........  -0.40%        -0.16%           -0.96%              --
1 YEAR ................   5.88%         6.49%            5.03%         41 OUT OF 154
====================================================================================
AVERAGE ANNUAL RETURNS
====================================================================================
3 YEARS ...............   7.16%         7.75%            6.97%         48 OUT OF 123
5 YEARS ...............   7.47%         7.79%            7.04%         16 OUT OF 82
LIFE OF FUND ..........   6.35%         6.87%           6.07%(3)       20 OUT OF 69(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 20-21 for more information about returns, the comparative index, and Lipper fund rankings.

[mountain graph - data below]

GROWTH OF $10,000 OVER LIFE OF FUND
Value on 3/31/99
Lehman Aggregate Bond Index        $14,896
Premium Bond                       $14,468

                                            Lehman Aggregate
                      Premium Bond             Bond Index
DATE                     VALUE                   VALUE
4/1/93                  $10,000                 $10,000
6/30/93                 $10,187                 $10,265
9/30/93                 $10,462                 $10,533
12/31/93                $10,454                 $10,539
3/31/94                 $10,091                 $10,237
6/30/94                  $9,954                 $10,131
9/30/94                 $10,002                 $10,193
12/31/94                $10,024                 $10,232
3/31/95                 $10,543                 $10,748
6/30/95                 $11,262                 $11,402
9/30/95                 $11,481                 $11,626
12/31/95                $12,038                 $12,121
3/31/96                 $11,757                 $11,906
6/30/96                 $11,785                 $11,974
9/30/96                 $11,997                 $12,196
12/31/96                $12,368                 $12,562
3/31/97                 $12,295                 $12,491
6/30/97                 $12,703                 $12,950
9/30/97                 $13,117                 $13,380
12/31/97                $13,464                 $13,773
3/31/98                 $13,666                 $13,988
6/30/98                 $13,964                 $14,315
9/30/98                 $14,527                 $14,921
12/31/98                $14,521                 $14,971
3/31/99                 $14,468                 $14,896

$10,000 investment made 4/1/93

The graph at left shows the growth of a $10,000 investment over the life of the fund, while the graph below shows the fund's year-by-year performance. The Lehman Aggregate Bond Index is provided for comparison in each graph. Premium Bond's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not. Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

[bar graph - data below]

ONE-YEAR RETURNS OVER LIFE OF FUND (PERIODS ENDED MARCH 31)
                                Lehman Aggregate
                     Premium Bond          Bond Index
DATE                   RETURN                RETURN
3/31/94                 0.92%                 2.37%
3/31/95                 4.48%                 4.99%
3/31/96                11.53%                10.79%
3/31/97                 4.57%                 4.91%
3/31/98                11.14%                11.99%
3/31/99                 5.88%                 6.49%


4      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
/photo of Jeff Houston/

     An interview with Jeff Houston, a portfolio manager on the Premium Bond fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 1999?

     Premium Bond's returns were positive, despite the difficult climate in the financial markets over the past year. In addition, the portfolio performed well relative to the "A-Rated Corporate Debt Funds" category tracked by Lipper Inc. For the fiscal year, the fund posted a return of 5.88%, while the Lipper category average return was 5.03%.

     Performance over the last six months was limited by rising interest rates. For the six months ended March 31, 1999, Premium Bond returned -0.40%, while the Lipper group returned -0.96%. The portfolio's benchmark, the Lehman Brothers Aggregate Bond Index, returned -0.16% and 6.49% over the six and twelve months, respectively. (See the Total Returns table on the previous page for additional performance comparisons.)

WHAT STRATEGIES DID YOU PURSUE OVER THE PAST SIX MONTHS?

     We emerged from a defensive position that we adopted during the turbulent second half of 1998, adding more higher-yielding corporate securities. We believed corporate bonds offered very attractive buying opportunities because their prices had been beaten down significantly during the market upheaval in the third quarter of 1998. Corporate bonds, for example, represented 26% of assets six months ago, but comprised 32% at the end of March.

     At the same time, we reduced the fund's exposure to Treasury securities from 33% of assets at the end of September to 24% by the end of March. Our high-quality government- and agency-backed mortgage holdings were little changed at 25% of assets. (See the Portfolio Composition by Security Type charts on page 6.)

DID THESE ASSET ALLOCATION SHIFTS HELP THE FUND'S PERFORMANCE?

     Yes. The change in positioning paid off in the first quarter of 1999, when Treasurys were the worst-performing sector of the U.S. bond market. Corporates and mortgage-backed securities, on the other hand, performed relatively well. The Fed's rate cuts in late 1998 brightened the picture for corporations because lower rates reduced borrowing costs. In addition, U.S. economic growth surged despite turmoil overseas. Those factors gave investors renewed confidence that corporate earnings would stay strong.

WHERE DID YOU FIND BUYING OPPORTUNITIES IN THE CORPORATE MARKET?

     In 1998, our focus was on more defensive industries such as telecommunications, energy, and utilities. Companies in those sectors tend to derive most of their profits domestically and provide more stable returns during periods of economic upheaval. That proved to be helpful during the market's downdraft in 1998.

[right margin]

"THE PORTFOLIO PERFORMED WELL RELATIVE TO THE 'A-RATED CORPORATE DEBT FUNDS' CATEGORY TRACKED BY LIPPER INC."

PORTFOLIO AT A GLANCE
                               3/31/99           3/31/98
NUMBER OF SECURITIES             138               98
WEIGHTED AVERAGE
   MATURITY                    8.2 YRS          10.7 YRS
AVERAGE DURATION               4.7 YRS           4.7 YRS
EXPENSE RATIO                   0.45%             0.45%

YIELD AS OF MARCH 31, 1999
   30-DAY SEC YIELD             5.80%

Investment terms are defined in the Glossary on pages 21-22.


                                                  www.americancentury.com      5


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

     More recently we started to favor bonds of cyclical companies, which tend to benefit most during times of economic strength. When fears of recession crippled the market in the third quarter of 1998, these bonds were severely punished and experienced sharp price declines. Investors have become more comfortable with the prospects of these companies because economic growth has been consistently strong. Renewed interest in this sector helped performance in recent months.

ASSET-BACKED SECURITIES NOW REPRESENT 10% OF ASSETS. WHAT WAS THE ATTRACTION?

     We believed asset-backed bonds offered exceptional values relative to Treasurys, so we increased our stake in these securities over the past six months. Premium Bond's asset-backed holdings include commercial mortgage-backed securities (CMBS), as well as receivables from automobile, credit card, and equipment loans. CMBS are attractive because they offer strong credit quality with less prepayment risk than typical mortgage-backed securities.

     Within the asset-backed component, CMBS represent about 3-4% of total assets. We may increase that segment because it appears our benchmark, the Lehman Brothers Aggregate Bond Index, will include a CMBS component starting this summer. This move will provide more investor interest and liquidity to that segment of the market. We think it makes sense to take a position in these bonds now while their prices are still comparatively low.

YOU MENTIONED THAT MORTGAGE-BACKED SECURITIES MAKE UP ABOUT A QUARTER OF ASSETS. CAN YOU TALK A LITTLE MORE ABOUT THEM?

     Our 25% position in high-quality government- and agency-backed mortgage securities is roughly neutral to the mortgage weighting in the index. In 1998, declining interest rates hurt mortgage-backeds--lower rates led to a record number of mortgage prepayments. But higher rates since October have gradually slowed refinancing activity. Unfortunately, higher rates also cause the duration of mortgage-backed bonds to extend, which hurts performance when rates are rising.

CAN YOU EXPLAIN A LITTLE MORE ABOUT DURATION AND WHY IT'S IMPORTANT?

     Duration measures a bond's or bond portfolio's sensitivity to changes in interest rates. The longer the duration, the more you gain in price when rates fall, and the more you lose when rates rise. A shorter duration means a bond portfolio's share price fluctuates less when rates change. So, ideally, you want to lengthen duration when interest rates are falling and shorten duration when rates are rising.

HOW DID YOU MANAGE THE PORTFOLIO'S DURATION?

     We made few changes to duration over the past six months, keeping it about in line with that of the Lehman Aggregate Bond Index at around 4.7 years. In general, we make only modest adjustments to duration over time, typically keeping it within about 10% or so of the benchmark's duration. Rather than make big bets on the direction of interest rates, we try to enhance fund performance through asset allocation decisions and careful credit analysis.

[left margin]

"WE BELIEVED ASSET-BACKED BONDS OFFERED EXCEPTIONAL VALUES RELATIVE TO TREASURYS, SO WE INCREASED OUR STAKE IN THESE SECURITIES OVER THE PAST SIX MONTHS."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
U.S. Treasury Securities     24%
Corporate Bonds              32%
Mortgage-Backed Securities   25%
Asset-Backed Securities      10%
Gov't. Agency Securities      6%
Other                         3%

AS OF SEPTEMBER 30, 1998
U.S. Treasury Securities     33%
Corporate Bonds              26%
Mortgage-Backed Securities   24%
Asset-Backed Securities       8%
Gov't. Agency Securities      4%
Other                         5%

Security types are defined on pages 21-22.


6      1-800-345-2021


Premium Bond--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

AS OF SEPTEMBER 1, 1998, PREMIUM BOND WAS ALLOWED TO INVEST IN SECURITIES RATED BB. HAVE YOU BEEN VERY ACTIVE IN THAT AREA?

     BB bonds accounted for around 5% of assets at the end of the fiscal year, so we haven't been very aggressive yet in that segment of the market. We believe the securities we purchased either offered substantial value or were candidates for a credit upgrade. An example of a BB investment in Premium Bond at the end of the year is Owens Illinois--a bond we think has a lot of upside potential.

     Overall,   we've   maintained   the   portfolio's   high   average   credit
quality--which was slightly better than AA--despite reducing the fund's Treasury holdings.

WHAT'S YOUR INTEREST RATE OUTLOOK?

     We are not as optimistic as many others in the market. If we look back at the dramatic drop in interest rates in 1998, we can see that it was an exaggerated move caused by abnormal occurrences, such as the rapid liquidation of positions by highly leveraged hedge funds. We don't anticipate that kind of steep decline in interest rates happening again anytime soon. Economic growth in the U.S. remains very strong, and we are starting to see signs of recovery around the globe. This underlying economic strength may be accompanied by modest inflation. In that case, we could see rates increase slightly. On a positive note, we anticipate less interest rate volatility than we saw over the past year.

HOW WILL THIS OUTLOOK INFLUENCE PREMIUM BOND'S POSITIONING?

     With the continued strength of the economy and interest rates trading in a fairly narrow range or rising modestly, we expect the non-Treasury segments of the bond market to perform best in the coming months. We'll likely underweight Treasurys relative to our benchmark while maintaining a larger stake in corporate bonds and asset-backed securities. We also anticipate keeping a neutral weighting in higher-yielding mortgage-backed and government agency securities.

[right margin]

"ON A POSITIVE NOTE, WE ANTICIPATE LESS INTEREST RATE VOLATILITY THAN WE SAW OVER THE PAST YEAR."

PORTFOLIO COMPOSITION BY CREDIT RATING
                % OF FUND INVESTMENTS
               AS OF             AS OF
              3/31/99           9/30/98
AAA             67%               75%
AA               4%               3%
A                9%               8%
BBB             15%               14%
BB               5%               --

Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 20 for more information.

"WE'VE MAINTAINED THE PORTFOLIO'S HIGH AVERAGE CREDIT QUALITY--WHICH WAS SLIGHTLY BETTER THAN AA--DESPITE REDUCING THE FUND'S TREASURY HOLDINGS."


                                                  www.americancentury.com      7


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES--23.6%
               $  300,000  U.S. Treasury Notes, 7.125%,
                              9/30/99                             $    303,563
                  400,000  U.S. Treasury Notes, 7.75%,
                              1/31/00                                  409,299
                4,000,000  U.S. Treasury Notes, 5.50%,
                              2/29/00                                4,023,116
                1,000,000  U.S. Treasury Notes, 6.375%,
                              5/15/00                                1,015,618
                1,000,000  U.S. Treasury Notes, 4.625%,
                              11/30/00                                 994,332
                1,000,000  U.S. Treasury Notes, 5.50%,
                              12/31/00                               1,008,355
                3,700,000  U.S. Treasury Notes, 6.625%,
                              7/31/01                                3,828,123
                1,000,000  U.S. Treasury Notes, 7.50%,
                              11/15/01                               1,058,618
                1,200,000  U.S. Treasury Notes, 7.875%,
                              11/15/04                               1,349,041
                  250,000  U.S. Treasury Notes, 7.00%,
                              7/15/06                                  273,658
                1,000,000  U.S. Treasury Bonds, 12.00%,
                              8/15/08                                1,456,228
                1,200,000  U.S. Treasury Bonds, 9.25%,
                              2/15/16                                1,632,125
                1,400,000  U.S. Treasury Bonds, 8.875%,
                              8/15/17                                1,865,167
                  750,000  U.S. Treasury Bonds, 9.125%,
                              5/15/18                                1,025,010
                  400,000  U.S. Treasury Bonds, 7.125%,
                              2/15/23                                  462,291
                1,600,000  U.S. Treasury Bonds, 7.50%,
                              11/15/24                               1,938,359
                  475,000  U.S. Treasury Bonds, 7.625%,
                              2/15/25                                  584,449
                  300,000  U.S. Treasury Bonds, 6.00%,
                              2/15/26                                  305,216
                  650,000  U.S. Treasury Bonds, 6.375%,
                              8/16/27                                  695,976
                  400,000  U.S. Treasury Bonds, 5.25%,
                              11/15/28                                 373,829
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES                                      24,602,373
                                                                 --------------
   (Cost $23,972,520)

U.S. GOVERNMENT AGENCY SECURITIES--6.2%
                1,500,000  FHLB, 5.50%, 8/13/01                      1,507,809
                  500,000  FHLMC, 7.09%, 11/24/06                      500,514
                1,000,000  FHLMC, 5.75%, 4/15/08                       993,027
                1,000,000  FNMA MTN, 5.83%, 2/2/04                     992,035
                1,000,000  FNMA MTN, 5.54%, 2/5/04                     984,935

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  500,000  FNMA MTN, 7.00%, 2/20/07               $    515,960
                1,000,000  FNMA MTN, 5.74%, 1/21/09                    958,685
                                                                 --------------
TOTAL U.S GOVERNMENT
AGENCY SECURITIES                                                    6,452,965
                                                                 --------------
   (Cost $6,501,084)

MORTGAGE-BACKED SECURITIES(1)--25.2%
                  776,998  FHLMC Pool #E68523, 6.50%,
                              12/1/12                                  786,898
                  130,961  FHLMC Pool #D75034, 8.50%,
                              10/1/26                                  137,808
                  841,029  FHLMC Pool #C00553, 7.00%,
                              9/1/27                                   854,981
                  897,445  FHLMC Pool #C00578, 6.50%,
                              1/1/28                                   895,602
                1,000,000  FHLMC Pool #C00731, 6.50%,
                              3/1/29                                   997,849
                1,085,967  FNMA Pool #272894, 6.00%,
                              2/1/09                                 1,082,465
                  541,973  FNMA Pool #392607, 7.00%,
                              7/1/12                                   554,689
                  196,470  FNMA Pool #426130, 6.00%,
                              5/1/13                                   195,237
                  782,470  FNMA Pool #426773, 6.00%,
                              7/1/13                                   777,561
                  696,354  FNMA Pool #252211, 6.00%,
                              1/1/29                                   677,810
                  500,797  FNMA Pool #252212, 6.50%,
                              1/1/29                                   499,192
                  757,537  FNMA Pool #405425, 7.00%,
                              12/1/27                                  769,753
                  641,377  FNMA Pool #413812, 6.50%,
                              1/1/28                                   639,445
                1,538,211  FNMA Pool #406904, 7.50%,
                              4/1/28                                 1,582,468
                1,568,292  FNMA Pool #426069, 7.00%,
                              5/1/28                                 1,592,649
                  997,115  FNMA Pool #437421, 6.00%,
                              9/1/28                                   970,562
                  301,697  FNMA Pool #450619, 6.00%,
                              12/1/28                                  293,663
                  503,057  FNMA Pool #453956, 6.00%,
                              12/1/28                                  489,660
                1,108,820  FNMA Pool #454947, 6.00%,
                              12/1/28                                1,079,292
                  569,167  GNMA Pool #230356, 7.50%,
                              8/20/17                                  586,888
                1,071,473  GNMA Pool #313107, 7.00%,
                              11/15/22                               1,092,354
                   45,501  GNMA Pool #407141, 9.25%,
                              2/15/25                                   48,833
                  284,182  GNMA Pool #408099, 8.75%,
                              3/15/25                                  302,453

                                              See Notes to Financial Statements


8      1-800-345-2021


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------

              $    41,779  GNMA Pool #407254, 9.25%,
                              3/15/25                             $     44,838
                  560,371  GNMA Pool #780412, 7.50%,
                              8/15/26                                  577,769
                  600,400  GNMA Pool #423986, 8.00%,
                              8/15/26                                  625,904
                  110,080  GNMA Pool #432437, 7.50%,
                              4/15/27                                  113,480
                  658,124  GNMA Pool #447692, 7.50%,
                              5/15/27                                  678,449
                  758,096  GNMA Pool #423061, 8.00%,
                              6/15/27                                  790,344
                  344,268  GNMA Pool #443782, 7.50%,
                              11/15/27                                 354,900
                   99,855  GNMA Pool #461011, 7.50%,
                              11/15/27                                 102,939
                  608,328  GNMA Pool #467626, 7.00%,
                              2/15/28                                  618,458
                  497,220  GNMA Pool #458862, 7.50%,
                              2/15/28                                  512,448
                  477,189  GNMA Pool #436277, 6.50%,
                              3/15/28                                  475,689
                  833,661  GNMA Pool #471859, 7.00%,
                              4/15/28                                  847,544
                   33,133  GNMA Pool #455126, 6.50%,
                              5/15/28                                   33,029
                1,984,258  GNMA Pool #458887, 6.50%,
                              5/15/28                                1,978,018
                  490,330  GNMA Pool #463891, 6.50%,
                              5/15/28                                  488,788
                1,100,000  GNMA Pool #469811, 7.00%,
                              12/15/28                               1,118,318
                                                                 --------------
TOTAL MORTGAGE-BACKED SECURITIES                                    26,269,027
                                                                 --------------
   (Cost $26,152,815)

ASSET-BACKED SECURITIES(1)--9.6%
                1,000,000  Case Equipment Loan Trust,
                              Series 1998 B, Class A4 SEQ,
                              5.92%, 10/15/05                        1,000,125
                1,000,000  CIT RV Trust, Series 1997 A,
                              Class A6, 6.35%, 4/15/11               1,014,845
                  750,000  CIT RV Trust, Series 1998 A,
                              Class A4 SEQ, 6.09%,
                              2/15/12                                  757,376
                1,000,000  Comed Transitional Funding Trust,
                              Series 1998-1, Class A6 SEQ,
                              5.63%, 6/25/09                           974,905
                  957,104  First Union-Lehman Brothers
                              Commercial Mortgage,
                              Series 1998 C2, Class A1 SEQ,
                              6.28%, 6/18/07                           966,154
                1,000,000  GMAC Commercial Mortgage Securities
                              Inc., Series 1999 C1, Class A2
                              SEQ, 6.18%, 5/15/33                      994,455

Principal Amount                                                       Value
--------------------------------------------------------------------------------

               $  177,350  Green Tree Financial Corp.,
                              Series 1995-7, Class A3,
                              6.35%, 11/15/26                     $    177,767
                  700,000  Money Store (The) Home Equity
                              Trust, Series 1994 B, Class A4
                              SEQ, 7.60%, 7/15/21                      720,318
                1,000,000  Money Store (The) Home Equity
                              Trust, Series 1997 C,
                              Class AF6 SEQ, 6.67%,
                              2/15/25                                1,015,095
                  734,252  Nationslink Funding Corp.,
                              Series 1998-2, Cl A1 SEQ,
                              6.00%, 11/20/07                          731,833
                  204,117  Textron Financial Corp.
                              Receivables Trust,
                              Series 1997 A, Class A, 6.05%,
                              3/16/09 (Acquired 9/18/97,
                              Cost $203,847)(2)                        204,886
                  500,000  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1996 D1, Class A5,
                              6.92%, 10/15/18                          510,028
                  500,000  United Companies Financial Corp.,
                              Home Equity Loan,
                              Series 1997 C, Class A7,
                              6.85%, 1/15/29                           511,348
                  356,544  World Omni Automobile Lease
                              Securitization, Series 1996 B,
                              Class A2, 6.20%, 11/15/02                357,444
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                        9,936,579
                                                                 --------------
   (Cost $9,904,575)

CORPORATE BONDS--32.4%
AIRLINES--0.4%
                  442,948  Delta Air Lines, Inc., 7.54%,
                              10/11/11                                 459,135
                                                                 --------------
AUTOMOBILES & AUTO PARTS--0.3%
                  350,000  General Motors Corp., 7.00%,
                              6/15/03                                  363,416
                                                                 --------------
BANKING--2.2%
                  250,000  Corestates Capital Corp., 5.875%,
                              10/15/03                                 249,261
                  500,000  Fleet National Bank, 5.75%,
                              1/15/09                                  478,694
                  500,000  National Bank of Canada,
                              8.125%, 8/15/04                          535,044
                  500,000  NationsBank Corporation, 6.125%,
                              7/15/04                                  504,982
                  500,000  U.S. Bank NA, 5.70%, 12/15/08               478,782
                                                                 --------------
                                                                     2,246,763
                                                                 --------------

See Notes to Financial Statements


                                                  www.americancentury.com      9


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
BROADCASTING & MEDIA--1.2%
               $  750,000  British Sky Broadcasting, 6.875%,
                              2/23/09                             $    742,263
                  500,000  CSC Holdings Inc., 7.625%,
                              7/15/18                                  503,183
                                                                 --------------
                                                                     1,245,446
                                                                 --------------
BUSINESS SERVICES & SUPPLIES--0.6%
                  650,000  LCI International, Inc., 7.25%,
                              6/15/07                                  665,185
                                                                 --------------
CHEMICALS & RESINS--1.0%
                  300,000  ARCO Chemical Co., 10.25%,
                              11/1/10                                  324,554
                  700,000  Monsanto Co., 6.60%, 12/1/28
                              (Acquired 12/4/98, Cost
                              $697,480)(2)                             674,407
                                                                 --------------
                                                                       998,961
                                                                 --------------
ELECTRICAL & ELECTRONIC
COMPONENTS--0.2%
                  200,000  Anixter International Inc., 8.00%,
                              9/15/03                                  206,895
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--1.9%
                  750,000  Enron Corp., 6.625%, 11/15/05               756,905
                  500,000  K N Energy, Inc., 6.45%,
                              11/30/01                                 507,095
                  700,000  USX Corp., 6.85%, 3/1/08                    686,278
                                                                 --------------
                                                                     1,950,278
                                                                 --------------
ENERGY (SERVICES)--0.7%
                  750,000  Petroleum Geo-Services ASA,
                              7.125%, 3/30/28                          705,182
                                                                 --------------
FINANCIAL SERVICES--4.7%
                  500,000  Associates Corp., N.A., 6.625%,
                              6/15/05                                  514,866
                1,000,000  Citigroup Inc., 5.80%, 3/15/04              995,723
                1,000,000  Comdisco, Inc., 6.375%,
                              11/30/01                               1,006,293
                1,000,000  Ford Motor Credit Co., 6.125%,
                              4/28/03                                1,008,690
                  500,000  Merrill Lynch & Co., Inc., 6.50%,
                              4/1/01                                   508,342
                  300,000  Paine Webber Group Inc., 7.875%,
                              2/15/03                                  314,569
                  500,000  Toyota Motor Credit Corp., 5.625%,
                              11/13/03                                 497,471
                                                                 --------------
                                                                     4,845,954
                                                                 --------------
FOOD & BEVERAGE--0.9%
                1,000,000  Pepsico, Inc., 5.625%, 2/17/09
                              (Acquired 2/3/99, Cost
                              $995,670)(2)                             966,544
                                                                 --------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
INSURANCE--1.9%
               $1,000,000  Conseco Financing Trust II, 8.70%,
                              11/15/26                            $    949,068
                1,000,000  Conseco Inc., 6.40%, 6/15/01                987,673
                                                                 --------------
                                                                     1,936,741
                                                                 --------------
MACHINERY & EQUIPMENT--0.7%
                  750,000  Caterpillar Financial Services Corp.,
                              5.90%, 9/10/02                           751,110
                                                                 --------------
METALS & MINING--0.5%
                  450,000  Barrick Gold Corp., 7.50%,
                              5/1/07                                   475,858
                                                                 --------------
OFFICE EQUIPMENT & SUPPLIES--0.3%
                  350,000  Xerox Capital Trust, 8.00%,
                              2/1/27 (Acquired 7/17/97,
                              Cost $364,084)(2)                        360,682
                                                                 --------------
PACKAGING & CONTAINERS--0.9%
                1,000,000  Owens-Illinois Inc., 7.15%,
                              5/15/05                                  987,780
                                                                 --------------
PAPER & FOREST PRODUCTS--0.7%
                  750,000  Abitibi-Consolidated Inc., 7.40%,
                              4/1/18                                   709,209
                                                                 --------------
RAILROAD--1.3%
                1,000,000  Norfolk Southern Corp., 6.95%,
                              5/1/02                                 1,024,809
                  350,000  Norfolk Southern Corp., 7.90%,
                              5/15/97                                  392,111
                                                                 --------------
                                                                     1,416,920
                                                                 --------------
REAL ESTATE--1.4%
                  500,000  Chelsea GCA Realty Partners,
                              7.25%, 10/21/07                          470,039
                  450,000  Price REIT, Inc. (The), 7.25%,
                              11/1/00                                  458,076
                  500,000  Spieker Properties, Inc., 6.80%,
                              12/15/01                                 506,409
                                                                 --------------
                                                                     1,434,524
                                                                 --------------
RETAIL (APPAREL)--1.0%
                  400,000  Saks Holdings, Inc., 7.25%,
                              12/1/04                                  407,531
                  600,000  Saks Inc., 8.25%, 11/15/08                  646,099
                                                                 --------------
                                                                     1,053,630
                                                                 --------------
RETAIL (FOOD & DRUG)--1.0%
                1,000,000  Rite Aid Corp., 6.70%, 12/15/01           1,012,841
                                                                 --------------
RETAIL (GENERAL MERCHANDISE)--1.0%
                  600,000  Fred Meyer Inc., 7.45%, 3/1/08              634,696
                  300,000  Sears, Roebuck & Co., Inc.,
                              9.375%, 11/1/11                          374,466
                                                                 --------------
                                                                     1,009,162
                                                                 --------------

                                              See Notes to Financial Statements


10      1-800-345-2021


Premium Bond--Schedule of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TELEPHONE COMMUNICATIONS--3.7%
               $  750,000  Cable & Wireless Communications
                              plc, 6.625%, 3/6/05                 $    757,783
                  500,000  Cable & Wireless Communications
                              plc, 6.75%, 12/1/08                      504,879
                  500,000  Cincinnati Bell Inc., 6.30%,
                              12/1/28                                  474,938
                  500,000  MCI WorldCom, Inc., 8.875%,
                              1/15/01                                  538,467
                  300,000  MCI WorldCom, Inc., 7.55%,
                              4/1/04                                   319,781
                  750,000  MCI WorldCom, Inc., 6.40%,
                              8/15/05                                  760,852
                  500,000  Sprint Capital Corp., 6.875%,
                              11/15/28                                 494,649
                                                                 --------------
                                                                     3,851,349
                                                                 --------------
UTILITIES--1.7%
                  350,000  CalEnergy Co. Inc., 7.23%,
                              9/15/05                                  362,510
                  500,000  Columbia Energy Group, 6.80%,
                              11/28/05                                 511,446
                  400,000  Duke Energy Corp., 6.875%,
                              8/1/23                                   391,402
                  500,000  Yorkshire Power Finance, Series B,
                              6.15%, 2/25/03 (Acquired
                              2/19/98, Cost $500,000)(2)               500,369
                                                                 --------------
                                                                     1,765,727
                                                                 --------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
WIRELESS COMMUNICATIONS--2.2%
               $1,000,000  AirTouch Communications, Inc.,
                              7.125%, 7/15/01                     $  1,028,594
                1,000,000  TCI Communications, Inc., 8.75%,
                              8/1/15                                 1,222,968
                                                                 --------------
                                                                     2,251,562
                                                                 --------------
TOTAL CORPORATE BONDS                                               33,670,854
                                                                 --------------
   (Cost $33,662,299)

SOVEREIGN GOVERNMENTS & AGENCIES--1.1%
                  550,000  Province of British Columbia
                              5.375%, 10/29/08                         525,617
                  500,000  Hydro-Quebec, 8.05%, 7/7/24                 578,874
                                                                 --------------
TOTAL SOVEREIGN GOVERNMENTS
& AGENCIES                                                           1,104,491
                                                                 --------------
   (Cost $1,087,535)

TEMPORARY CASH INVESTMENTS--1.9%
   2,033,000 Units of Participation in Chase Vista
    Prime Money Market Fund (Institutional
    Shares)                                                          2,033,000
                                                                 --------------
   (Cost $2,033,000)

TOTAL INVESTMENT SECURITIES--100.0%                               $104,069,289
                                                                 ==============
   (Cost $103,313,828)

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

MTN = Medium Term Note

(1) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

(2) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at March 31, 1999, was $2,706,888, which represented 2.6% of net assets.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the market value of each investment

* the percentage of investments in each industry, as applicable

* the percent and dollar breakdown of each investment category


See Notes to Financial Statements
                                                 www.americancentury.com      11


Statement of Assets and Liabilities
--------------------------------------------------------------------------------

MARCH 31, 1999

ASSETS
Investment securities, at value
  (identified cost of $103,313,828)
  (Note 3) .................................................        $104,069,289
Cash .......................................................             232,635
Interest receivable ........................................           1,333,417
                                                                    ------------
                                                                     105,635,341
                                                                    ------------

LIABILITIES
Disbursements in excess
  of demand deposit cash ...................................               3,549
Payable for capital shares redeemed ........................             219,279
Accrued management fees (Note 2) ...........................              39,953
Dividends payable ..........................................              88,638
                                                                    ------------
                                                                         351,419
                                                                    ------------
Net Assets .................................................        $105,283,922
                                                                    ============

CAPITAL SHARES,
$0.01 PAR VALUE
Authorized .................................................         100,000,000
                                                                    ============
Outstanding ................................................          10,428,722
                                                                    ============
Net Asset Value Per Share ..................................        $      10.10
                                                                    ============

NET ASSETS CONSIST OF:
Capital (par value and paid in surplus) ....................        $104,516,510
Accumulated undistributed
  net realized gain on investments .........................              11,951
Net unrealized appreciation
  on investments (Note 3) ..................................             755,461
                                                                    ------------
                                                                    $105,283,922
                                                                    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses); and finally, gains or losses on securities still owned by the fund (known as unrealized appreciation or depreciation). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

                                              See Notes to Financial Statements


12      1-800-345-2021


Statement of Operations
--------------------------------------------------------------------------------

YEAR ENDED MARCH 31, 1999

INVESTMENT INCOME
Income:
Interest ..................................................         $ 5,874,471
                                                                    -----------
Expenses (Note 2):
Management fees ...........................................             429,782
Directors' fees and expenses ..............................                 818
                                                                    -----------
                                                                        430,600
                                                                    -----------
Net investment income .....................................           5,443,871
                                                                    -----------

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
(NOTE 3)
Net realized gain on investments ..........................             121,024
Change in net unrealized
  appreciation on investments .............................            (511,967)
                                                                    -----------
Net realized and unrealized
  loss on investments .....................................            (390,943)
                                                                    -----------
Net Increase in Net Assets
  Resulting from Operations ...............................         $ 5,052,928
                                                                    ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENT OF OPERATIONS--This statement breaks down how the fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* interest income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

* gains or losses on current fund holdings (known as unrealized appreciation or depreciation)

See Notes to Financial Statements


                                                 www.americancentury.com      13


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

Increase in Net Assets                                  1999            1998

OPERATIONS
Net investment income .........................   $   5,443,871    $  3,471,249
Net realized gain on investments ..............         121,024         817,782
Change in net unrealized appreciation
  (depreciation) on investments ...............        (511,967)      1,701,053
                                                  -------------    ------------
Net increase in net assets
  resulting from operations ...................       5,052,928       5,990,084
                                                  -------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ....................      (5,465,768)     (3,471,249)
From net realized gains
  on investment transactions ..................        (489,078)       (387,844)
                                                  -------------    ------------
Decrease in net assets
  from distributions ..........................      (5,954,846)     (3,859,093)
                                                  -------------    ------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold .....................      78,926,913      72,857,318
Proceeds from reinvestment
  of distributions ............................       5,886,692       3,796,289
Payments for shares redeemed ..................     (43,798,905)    (35,363,449)
                                                  -------------    ------------
Net increase in net assets
  from capital share transactions .............      41,014,700      41,290,158
                                                  -------------    ------------
Net increase in net assets ....................      40,112,782      43,421,149

NET ASSETS
Beginning of year .............................      65,171,140      21,749,991
                                                  -------------    ------------
End of year ...................................   $ 105,283,922    $ 65,171,140
                                                  =============    ============
Undistributed net investment income ...........            --      $     21,897
                                                  =============    ============

TRANSACTIONS IN SHARES OF THE FUND
Sold ..........................................       7,705,359       7,303,108
Issued in reinvestment of distributions .......         574,382         376,344
Redeemed ......................................      (4,269,904)     (3,489,976)
                                                  -------------    ------------
Net increase ..................................       4,009,837       4,189,476
                                                  =============    ============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how the fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

                                              See Notes to Financial Statements


14      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Premium Bond Fund (the fund) is one of the three funds issued by the corporation. The investment objective of the fund is to obtain a high level of income from investments in a portfolio of longer-term bonds and other debt obligations. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     FORWARD COMMITMENTS -- The fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

     REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that the fund's investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the fund's custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


                                                 www.americancentury.com      15


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the fund with investment advisory and management services in exchange for a single, unified management fee. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on the fund's average daily closing net assets during the previous month. The annual management fee for the fund is 0.45%.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

     Purchases of investment securities, excluding short-term investments, totaled $104,914,045, including U.S. Treasury and Agency obligations totaling $65,219,450. Sales of investment securities, excluding short-term investments, totaled $65,606,502, including U.S. Treasury and Agency obligations totaling $45,516,932.

     As of March 31, 1999, accumulated net unrealized appreciation was $753,555, based on the aggregate cost of investments for federal income tax purposes of $103,315,734, which consisted of unrealized appreciation of $1,365,787 and unrealized depreciation of $612,232.

--------------------------------------------------------------------------------
4. BANK LOANS

     Effective December 18, 1998, the fund, along with certain other funds managed by ACIM, entered into an unsecured $570,000,000 bank line of credit agreement with Chase Manhattan Bank. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. The fund did not borrow from the line during the period December 18, 1998 through March 31, 1999.

--------------------------------------------------------------------------------
5. FUND EVENTS

   The following name change became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================

   FUND:       Premium Bond Fund         American Century - Benham Premium
                                         Bond Fund


16      1-800-345-2021


Premium Bond--Financial Highlights
--------------------------------------------------------------------------------

                                             FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                           1999           1998          1997          1996          1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ... $     10.15   $      9.76   $      9.93   $      9.46   $      9.64
                                       -----------   -----------   -----------   -----------   -----------
Income From Investment Operations
  Net Investment Income ..............        0.59          0.61          0.61          0.61          0.59
  Net Realized and Unrealized
  Gain (Loss) on Investments .........        --            0.45         (0.17)         0.47         (0.18)
                                       -----------   -----------   -----------   -----------   -----------
  Total From Investment Operations ...        0.59          1.06          0.44          1.08          0.41
                                       -----------   -----------   -----------   -----------   -----------
Distributions
  From Net Investment Income .........       (0.59)        (0.61)        (0.61)        (0.61)        (0.59)
  From Net Realized Gains
  on Investments .....................       (0.05)        (0.06)         --            --            --
                                       -----------   -----------   -----------   -----------   -----------
  Total Distributions ................       (0.64)        (0.67)        (0.61)        (0.61)        (0.59)
                                       -----------   -----------   -----------   -----------   -----------
Net Asset Value, End of Year ......... $     10.10   $     10.15   $      9.76   $      9.93   $      9.46
                                       ===========   ===========   ===========   ===========   ===========
  Total Return(1) ....................        5.88%        11.14%         4.57%        11.53%         4.48%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses to
Average Net Assets ...................        0.45%         0.45%         0.45%         0.43%         0.45%
Ratio of Net Investment Income to
Average Net Assets ...................        5.70%         6.06%         6.20%         6.08%         6.30%
Portfolio Turnover ...................          71%          138%           63%           92%           51%
Net Assets, End of Year
(in thousands) ....................... $   105,284   $    65,171   $    21,750   $    20,280   $    10,334

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provides comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income and capital gains or losses

* income and capital gains distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

* portfolio turnover--the percentage of the portfolio that was replaced during the period

See Notes to Financial Statements


                                                 www.americancentury.com      17


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Premium Bond Fund (formerly American Century - Benham Premium Bond Fund) (the "Fund"), one of the funds comprising American Century Premium Reserves, Inc., as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Premium Bond Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999


18      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      19


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     PREMIUM BOND seeks a high level of income from investment in longer-term bonds and other debt instruments. It is designed for investors whose primary goal is a level of income higher than is generally provided by money market or short- and intermediate-term securities and who can accept the generally greater price volatility associated with longer-term bonds.

COMPARATIVE INDICES

     The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

     The LEHMAN AGGREGATE BOND INDEX is composed of the Lehman Government/Corporate Index and the Lehman Mortgage-Backed Securities Index. It reflects the price fluctuations of Treasury securities, U.S. government agency securities, corporate bond issues, and mortgage-backed securities.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper category for Premium Bond is:

     CORPORATE DEBT FUNDS RATED A --funds that invest at least 65% of their assets in government issues or corporate debt issues rated A or better.

CREDIT RATING GUIDELINES

     Credit ratings are issued by independent research companies such as Standard & Poor's and Moody's. They are based on an issuer's financial strength and ability to pay interest and principal in a timely manner.

     Securities rated AAA, AA, A, or BBB are considered "investment-grade" securities, meaning they are relatively safe from default. Here are the most common credit ratings and their definitions:

     AAA -- extremely strong ability to meet financial obligations.

     AA -- very strong ability to meet financial obligations.

     A -- strong ability to meet financial obligations.

     BBB -- good ability to meet financial obligations.

     BB  --  securities   that  are  less   vulnerable  to  default  than  other
lower-quality issues but do not quite meet investment-grade standards.

     It's important to note that credit ratings are subjective, reflecting the opinions of the rating agencies; they are not absolute standards of quality.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     BUD HOOPS
     JEFF HOUSTON
  CREDIT RESEARCH MANAGER
     GREG AFIESH


20      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 17.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION -- another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF FIXED-INCOME SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of assets, such as credit card debt, auto loans, or home equity loans.

* CORPORATE BONDS -- debt securities or instruments issued by companies and corporations.

* MORTGAGE-BACKED SECURITIES -- debt securities that represent ownership in pools of mortgage loans.

* U.S. GOVERNMENT AGENCY SECUR-ITIES -- debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures, and bonds (maturing in three months to 50 years).


                                                 www.americancentury.com      21


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. TREASURY SECURITIES -- debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years), and bonds (maturing in more than 10 years).

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies, and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


22      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      23


Notes
--------------------------------------------------------------------------------


24     1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16275                      (c)1999 American Century Services Corporation

[front cover]
                                                                 MARCH 31, 1999

ANNUAL REPORT
-----------------
AMERICAN CENTURY

[graphic of stairs]

AMERICAN CENTURY
--------------------
PREMIUM GOVERNMENT RESERVE
PREMIUM CAPITAL RESERVE

                                                 [american century logo(reg.sm)]
                                                                        American
                                                                         Century


[inside front cover]

AMERICAN CENTURY KEEPS WITH TRADITION
--------------------------------------------------------------------------------

FOLLOWING BENHAM'S FOOTSTEPS

On March 1, we made it easier for you to do business with us. We simplified our organizational structure by eliminating the venerable Benham and Twentieth Century names, and putting all our funds under American Century. The name change will not affect your funds' investment management--the proven Benham investment philosophy, experienced portfolio management teams, and legacy of innovation and high-quality performance remain.

CONSISTENT, SOLID PERFORMANCE--We'll continue to adhere to the investment practices that have helped our fixed-income funds perform so well over the years. In 1998, two-thirds of American Century bond funds beat their peer group average, according to Lipper, Inc.

CONSISTENT INVESTMENT PHILOSOPHY--American Century fixed-income funds will continue to offer a "pure play" on their sector of the market, as they did under Benham.

CONTINUITY OF THE MANAGEMENT TEAM--The investment process is not all that remains the same; we've retained our core team of experienced fixed-income portfolio managers.

    * Experience--The more than 35 fixed-income investment professionals at American Century have an average of nine years of investment management experience.

    * Bigger and better--Since American Century was formed, we've doubled the size of the original Benham management team in our Mountain View, California office.

TRADITION OF INNOVATION--Like Benham before it, American Century is a leader in fixed-income fund innovation. For example, we introduced a total of four new fixed-income funds in the last three years, including the first no-load inflation-adjusted bond fund.

We continue to run our fixed-income operation from our offices in Mountain View, California, which is also home to our walk-in Investor Center.

We look forward to continuing to meet your fixed-income investment needs in the Benham tradition.

WHAT'S NEW . . .

     We now classify our funds in easy-to-remember categories based on objective and risk. The four objective categories are: CAPITAL PRESERVATION, INCOME, GROWTH AND INCOME, and GROWTH. The three risk categories are: CONSERVATIVE, MODERATE, and AGGRESSIVE. This new classification system makes it easier for investors to identify which funds are right for them.

     Turn to the inside back cover of this report to see a list of the funds classified by objective and risk. For definitions of the fund categories, see the Glossary.

Past performance is no guarantee of future results.

[left margin]

PREMIUM GOVERNMENT RESERVE
(TWPXX)
--------------------------------------

PREMIUM CAPITAL RESERVE
(TCRXX)
--------------------------------------




Our Message to You
--------------------------------------------------------------------------------
/photo of James E. Stowers III and James E. Stowers, Jr./
James E. Stowers III, seated, with James E. Stowers, Jr.

     The U.S. money market experienced a remarkable reversal during the year ended March 31, 1999. When we last addressed you in the semiannual report for the Premium Government Reserve and Premium Capital Reserve funds, money market yields had just plunged as investors rushed to the relative safety and liquidity of short-term securities. Investors were spooked by global economic and financial turmoil, which also motivated the Federal Reserve (the U.S. central bank) to cut short-term interest rates to bolster a seemingly vulnerable U.S. economy and help stabilize markets worldwide.

     The Fed's actions helped turn things around. By January 1999, overseas economies were stabilizing, the U.S. economy was posting strong growth, and investor confidence had rebounded. As a result, investors moved out of money market securities in favor of stocks and higher-yielding bonds. Money market yields rose but remained significantly lower than they were a year earlier.

     At American Century, our focus remained on making us easy to do business with and on helping investors reach their financial goals. In March, we consolidated all our funds under the American Century name. Though we are proud of the venerable Twentieth Century and Benham names, we believe the change makes it simpler for you to identify your funds.

     We also reclassified all 71 of our funds based on investment goals and risk levels, so you can more easily choose the funds that are right for you. A complete list of American Century funds, arranged by their new classifications, is on the inside back cover of this report.

     In addition, we've made some enhancements to our Web site (at www.americancentury.com). Among the new features are daily fund information, including return and price data, market and national news, and a Forms Center with access to the most-requested investor forms and applications. You can also sign up to receive fund prospectuses and shareholder reports electronically.

     Finally, here's our latest Year 2000 Readiness Disclosure. Our critical systems have been renovated, tested, and returned to production. We continue to test these systems, as well as participate in industry-wide tests with our business partners.

     As always, we appreciate your continued confidence in American Century.

Sincerely,

/s/James E. Stowers, Jr.                 /s/James E. Stowers III
James E. Stowers, Jr.                    James E. Stowers III
Chairman of the Board and Founder        Chief Executive Officer

[right margin]

                 Table of Contents
   Report Highlights ........................................................  2
   Frequently Asked
      Questions .............................................................  3
PREMIUM GOVERNMENT RESERVE
   Performance Information ..................................................  4
   Management Q&A ...........................................................  5
   Portfolio Composition by
      Security Type .........................................................  5
   Portfolio Composition by
      Maturity ..............................................................  6
   Schedule of Investments ..................................................  7
PREMIUM CAPITAL RESERVE
   Performance Information ..................................................  9
   Management Q&A ........................................................... 10
   Portfolio Composition by
      Security Type ......................................................... 10
   Portfolio Composition by
      Credit Rating ......................................................... 11
   Schedule of Investments .................................................. 12
FINANCIAL STATEMENTS
   Statements of Assets and
      Liabilities ........................................................... 15
   Statements of Operations ................................................. 16
   Statements of Changes
      in Net Assets ......................................................... 17
   Notes to Financial
      Statements ............................................................ 18
   Financial Highlights ..................................................... 20
   Independent Auditors'
      Report ................................................................ 22
OTHER INFORMATION
   Retirement Account
      Information ........................................................... 23
   Background Information
      Investment Philosophy
         and Policies ....................................................... 24
      Comparative Indices ................................................... 24
      Lipper Rankings ....................................................... 24
      Investment Team
         Leaders ............................................................ 24
      Credit Rating
         Guidelines ......................................................... 24
   Glossary ................................................................. 25


                                                  www.americancentury.com      1


Report Highlights
--------------------------------------------------------------------------------

MARKET PERSPECTIVE

* Money market yields fell during the year ended March 31, 1999, as the Federal Reserve cut short-term interest rates.

* The Fed lowered rates three times in late 1998, adding stability to the financial markets during a period of global economic turmoil.

* Money market yields rose modestly in early 1999 as economic conditions improved.

* We expect short-term interest rates to be relatively stable in the coming months, with the three-month Treasury bill yield remaining in a narrow range.

PREMIUM GOVERNMENT RESERVE

* The fund's one-year return as of March 31 kept pace with the return of the average institutional government money market fund.

* With interest rates falling, we maintained a longer average maturity for much of the period to lock in higher rates.

* New investments caused the fund's assets to grow by 65% in March. We invested the new money in very short-term government agency securities, which caused the average maturity to shorten.

* We continued to focus on agency securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which had higher yields because they were in greater supply.

* We plan to maintain the fund's current neutral average maturity, but we will seek out opportunities to extend the maturity when yields are at the top of their recent range.

PREMIUM CAPITAL RESERVE

* The fund's one-year return as of March 31 kept pace with the return of the average institutional money market fund.

* With interest rates falling, we maintained a longer average maturity for much of the period to lock in higher rates.

* To extend the average maturity, we invested in one-year certificates of deposit (CDs).

* New investments caused the fund's assets to grow by 25% in the first quarter of 1999. We invested the new money in commercial paper because it is one of the largest segments of the money market.

* Because we expect fairly stable interest rates, we plan to maintain a longer-than-normal average maturity.

[left margin]

         PREMIUM GOVERNMENT RESERVE
                  (TWPXX)
TOTAL RETURNS:              AS OF 3/31/99
    6 Months                       2.33%*
    1 Year                          4.98%
7-DAY CURRENT YIELD:                4.43%
INCEPTION DATE:                    4/1/93
NET ASSETS:                $121.3 million

           PREMIUM CAPITAL RESERVE
                  (TCRXX)
TOTAL RETURNS:              AS OF 3/31/99
    6 Months                       2.43%*
    1 Year                          5.14%
7-DAY CURRENT YIELD:                4.53%
INCEPTION DATE:                    4/1/93
NET ASSETS:                $276.0 million

* Not annualized.

See Total Returns on pages 4 and 9.
Investment terms are defined in the Glossary on pages 25-26.


2      1-800-345-2021


Money Market Funds--Frequently Asked Questions
--------------------------------------------------------------------------------

CAN I MAKE DIRECT DEPOSITS INTO MY MONEY MARKET FUND ACCOUNT?

     Yes. You can arrange for direct deposit of your paycheck, Social Security check, Treasury Direct interest payment, military allotment, or payments from other government agencies. Give us a call, and we will send you the necessary information to set it up.

WHAT IS THE HOLDING PERIOD ON NEW DEPOSITS INTO MY ACCOUNT?

     Generally, there is an eight-business-day holding period for deposited funds (initial investments in a new account are held for 15 calendar days). There is a one-business-day holding period for U.S. Treasury checks, money orders, and travelers' checks.

IS THERE A LIMIT ON THE NUMBER OF CHECKS I CAN WRITE ON MY MONEY MARKET ACCOUNT?

     No. You can write as many checks as you like at no charge, as long as each check is for $100 or more.

IS THERE AN EASY WAY TO MOVE MONEY FROM MY MONEY MARKET FUND INTO A STOCK OR BOND FUND?

     Yes. Moving money between funds is called an exchange, and there is no limit on the number of exchanges you can make out of a money market fund account. However, there is a limit of six exchanges per calendar year out of stock and bond fund accounts.

     Exchanges can be made by:

*    visiting our Web site at www.americancentury.com*

*    using our Automated Information Line (1-800-345-8765)*

*    calling an Investor Relations Representative at 1-800-345-2021*

*    writing us a letter

HOW DO I DECIDE WHETHER A TAXABLE MONEY MARKET FUND OR A TAX-FREE MONEY MARKET FUND IS RIGHT FOR ME?

     The most important factor to consider is your tax bracket. Tax-free money market funds typically offer lower yields than taxable funds, but you pay no federal income taxes on the income from a tax-free fund.

     If you are in one of the higher federal income tax brackets, taxes will eat up a big part of your income from a taxable money market fund, so a tax-free investment may be better for you. If you're in a lower tax bracket, then you can usually earn more in a taxable fund even after taxes are deducted.

     We can help you figure it out. If you give us a call and tell us what tax bracket you're in, we can tell you whether you're likely to earn more after-tax income in a tax-free or a taxable money market fund.

IF YOU HAVE ANY QUESTIONS ABOUT OUR MONEY MARKET FUNDS, CALL US TOLL FREE AT 1-800-345-2021 OR E-MAIL US AT OUR WEB SITE, WWW.AMERICANCENTURY.COM.

* Before an investor can make an exchange by calling an Investor Relations Representative, using our Automated Information Line, or visiting our Web site, the investor first must have provided us with written authorization to do so.

[right margin]

A FASTER AND EASIER WAY TO DEPOSIT MUTUAL FUND DISTRIBUTIONS

If you prefer to get your fund dividend or capital gains distributions sent to you instead of reinvesting them, there are a couple of ways that you can get access to this money faster than waiting for a check in the mail:

* YOU CAN HAVE DISTRIBUTIONS DEPOSITED DIRECTLY INTO YOUR MONEY MARKET ACCOUNT. The money will be deposited the same day that the distributions are paid.

* DISTRIBUTIONS CAN BE SENT ELECTRONICALLY TO YOUR BANK ACCOUNT. The money will be available in your bank account within three days.

Contact our Investor Relations Representatives to set up either of these options.


                                                  www.americancentury.com      3


Premium Government Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                        PREMIUM         90-DAY TREASURY   INST. U.S. GOV'T. MONEY MARKET FUNDS(2)
                   GOVERNMENT RESERVE      BILL INDEX       AVERAGE RETURN     FUND'S RANKING
6 MONTHS(1)              2.33%                2.19%             2.35%                 --
1 YEAR                   4.98%                4.72%             5.03%            56 OUT OF 92
==============================================================================================
AVERAGE ANNUAL RETURNS
==============================================================================================
3 YEARS                  5.10%                5.01%             5.17%            50 OUT OF 75
5 YEARS                  5.08%                5.09%             5.15%            36 OUT OF 54
LIFE OF FUND             4.69%                4.76%             4.79%(3)       32 OUT OF 46(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 24-25 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                             3/31/99           3/31/98
NUMBER OF SECURITIES           24                27
WEIGHTED AVERAGE
   MATURITY                  51 DAYS           49 DAYS
EXPENSE RATIO                 0.45%             0.45%

YIELDS AS OF MARCH 31, 1999
   7-DAY CURRENT YIELD        4.43%
   7-DAY EFFECTIVE YIELD      4.53%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


4      1-800-345-2021


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
/photo of Amy O'Donnell/

     An interview with Amy O'Donnell, a portfolio manager on the Premium Government Reserve fund investment team.

HOW DID PREMIUM GOVERNMENT RESERVE PERFORM DURING THE YEAR ENDED MARCH 31, 1999?

     The fund performed well, keeping pace with its peer group. For the fiscal year, Premium Government Reserve returned 4.98%, compared with the 5.03% average return of the 92 "Institutional U.S. Government Money Market Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

     The fund's performance relative to its Lipper peer group is especially noteworthy because Premium Government Reserve is not truly an institutional fund. As a result, it has a performance disadvantage when it comes to expenses (see the Lipper Rankings section on page 24 for more details).

THE FUND'S 7-DAY CURRENT YIELD HAS COME DOWN QUITE A BIT IN THE PAST YEAR (5.10% TO 4.43%). WHY?

     The decline in the fund's yield reflects a general drop in short-term interest rates in 1998. Economic and financial problems in various parts of the world led to increased volatility in the global financial markets. In this environment, many investors looked to U.S. government securities as a safe haven. Strong demand sent yields down sharply.

     In addition, the Federal Reserve (the U.S. central bank) cut short-term interest rates three times in a six-week period to help stabilize the markets. The Fed lowered its federal funds rate target--a widely watched barometer of short-term interest rates--from 5.5% to 4.75% between late September and mid-November.

     Global economic conditions improved in early 1999, and government money market rates stabilized, hovering in a narrow range around the federal funds rate target.

HOW DID YOU POSITION THE FUND IN  THIS ENVIRONMENT?

     With rates falling, we spent much of the past year looking for opportunities to extend the fund's average maturity. A longer average maturity allows the portfolio to lock in higher yields for an extended period of time, delaying the effects of lower rates on the fund's yield.

     By August, Premium Government Reserve's average maturity was around 80 days, well above the fund's neutral position of 50-60 days. We also lengthened the average maturity during the period when the Fed cut interest rates three times.

BUT THE FUND'S AVERAGE MATURITY WAS CLOSER TO 50 DAYS BY THE END OF MARCH. WHY?

     There were times when we allowed Premium Government Reserve's average maturity to shorten back toward neutral. For example, the average maturity fell from 80 days in late December to

[right margin]

"WITH RATES FALLING, WE SPENT MUCH OF THE PAST YEAR LOOKING FOR OPPORTUNITIES TO EXTEND THE FUND'S AVERAGE MATURITY."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
U.S. Gov't. Agency Discount Notes    82%
Repurchase Agreements                10%
U.S. Gov't. Agency Securities         8%

AS OF SEPTEMBER 30, 1998
U.S. Gov't. Agency Discount Notes    60%
Repurchase Agreements                12%
U.S. Gov't. Agency Securities        28%

Security types are defined on pages 25-26.


                                                  www.americancentury.com      5


Premium Government Reserve--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

around 45 days in late January. The end of the year is a volatile period for short-term interest rates, so we stayed out of the market for the most part, letting the portfolio's average maturity drift in.

     In March, cash flows had a big effect on the portfolio--the fund's assets fluctuated widely during the month but grew by 65% overall. We invested most of this new cash in very short-term government agency discount notes because they tend to be more liquid (easier to buy and sell).

      So, even though we had extended the average maturity at the beginning of March, the discount notes brought the maturity back down to a more neutral position. In addition, discount notes ballooned to more than 80% of the portfolio (see the charts on page 5).

DID THESE NEW INVESTMENTS CHANGE THE FUND'S AGENCY WEIGHTINGS?

     Not really. Fannie Mae (FNMA--Federal National Mortgage Association) and Freddie Mac (FHLMC--Federal Home Loan Mortgage Corporation) remain the largest issuers of short-term government agency securities, so their yields tend to be the most attractive. As of March 31, 92% of Premium Government Reserve's agency securities were issued by these two entities.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES?

     We think short-term rates will be relatively stable in the coming months. The Fed appears to be on hold for a while--the U.S. economy is healthy enough to keep the Fed from cutting rates, while inflation is low enough to keep the Fed from raising rates. We expect yields of short-term government agency securities to remain in a narrow range around the federal funds rate target of 4.75% for the foreseeable future.

WHAT ARE YOUR PLANS FOR PREMIUM GOVERNMENT RESERVE OVER THE NEXT  SIX MONTHS?

     For now, we plan to maintain a neutral average maturity. We'll try to do some "range trading"--we'll look to extend the average maturity when agency yields are at the top of their recent range, and we'll let it shorten when yields are toward the bottom of the range.

[left margin]

"THE FED APPEARS TO BE ON HOLD FOR A WHILE--THE U.S. ECONOMY IS HEALTHY ENOUGH TO KEEP THE FED FROM CUTTING RATES, WHILE INFLATION IS LOW ENOUGH TO KEEP THE FED FROM RAISING RATES."

[pie charts - data below]

PORTFOLIO COMPOSITION BY MATURITY

AS OF MARCH 31, 1999
1-30 days       55%
31-60 days      13%
61-90 days      14%
91-180 days     18%

AS OF SEPTEMBER 30, 1998
1-30 days       44%
31-60 days      21%
61-90 days      32%
91-180 days      3%


6      1-800-345-2021


Premium Gov't. Reserve--Sched. of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)--81.8%
            $     490,000  FHLB Discount Notes, 4.80%,
                              5/14/99                             $    487,190
               20,000,000  FHLMC Discount Notes, 4.77%,
                              4/14/99                               19,965,550
                1,300,000  FHLMC Discount Notes, 4.70%,
                              4/15/99                                1,297,624
               14,100,000  FHLMC Discount Notes, 4.77%,
                              4/23/99                               14,058,898
                5,000,000  FHLMC Discount Notes, 4.78%,
                              4/30/99                                4,980,747
                3,570,000  FHLMC Discount Notes, 4.79%,
                              5/14/99                                3,549,575
                1,300,000  FHLMC Discount Notes, 4.66%,
                              5/18/99                                1,292,090
                2,740,000  FHLMC Discount Notes, 4.79%,
                              5/18/99                                2,722,865
                5,000,000  FHLMC Discount Notes, 4.75%,
                              5/20/99                                4,967,674
                1,000,000  FHLMC Discount Notes, 4.66%,
                              5/25/99                                  993,010
                8,000,000  FHLMC Discount Notes, 4.78%,
                              6/4/99                                 7,932,018
               11,000,000  FHLMC Discount Notes,
                              4.67%-4.70%, 8/5/99                   10,819,785
                1,160,000  FNMA Discount Notes, 4.75%,
                              4/9/99                                 1,158,776
                5,890,000  FNMA Discount Notes, 4.87%,
                              4/29/99                                5,867,667
                3,354,000  FNMA Discount Notes, 4.77%,
                              6/8/99                                 3,323,781
                5,584,000  FNMA Discount Notes, 4.78%,
                              6/10/99                                5,532,089
               10,000,000  FNMA Discount Notes, 4.76%,
                              9/16/99                                9,777,866
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES                                               98,727,205
                                                                 --------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY SECURITIES(1)--8.5%
             $  1,740,000  FHLB, 6.53%, 4/22/99                   $  1,741,533
                1,500,000  FHLB, 5.72%, 5/5/99                       1,501,282
                5,000,000  FHLB, VRN, 4.77%, 4/1/99,
                              resets daily off the Fed
                              Funds rate with no caps                5,000,518
                2,000,000  FNMA MTN, 5.48%, 7/9/99                   2,002,663
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                   10,245,996
                                                                 --------------

TEMPORARY CASH INVESTMENTS--9.7%
   Repurchase Agreement, Goldman Sachs & Co.,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.84%, dated 3/31/99,
    due 4/1/99 (Delivery value $374,050)                               374,000
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.90%, dated 3/31/99,
    due 4/1/99 (Delivery value $5,668,771)                           5,668,000
   Repurchase Agreement, State Street Boston
    Corp., (U.S. Treasury obligations), in a joint
    trading account at 4.84%, dated 3/31/99,
    due 4/1/99 (Delivery value $5,668,762)                           5,668,000
                                                                 --------------
TOTAL TEMPORARY CASH INVESTMENTS                                    11,710,000
                                                                 --------------

TOTAL INVESTMENT SECURITIES--100.0%                               $120,683,201
                                                                 ==============

See Notes to Financial Statements


                                                  www.americancentury.com      7


Premium Gov't. Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN= Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Rate shown is effective March 31, 1999.

(1)The rates for U.S. Government Agency Discount Notes are the yield to maturity at purchase. The rates for U.S. Government Agency Securities are the stated coupon rates.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


8      1-800-345-2021


Premium Capital Reserve--Performance
--------------------------------------------------------------------------------

TOTAL RETURNS AS OF MARCH 31, 1999

                     PREMIUM CAPITAL   90-DAY TREASURY   INSTITUTIONAL MONEY MARKET FUNDS(2)
                         RESERVE          BILL INDEX       AVERAGE RETURN   FUND'S RANKING
6 MONTHS(1)               2.43%             2.19%              2.42%              --
1 YEAR                    5.14%             4.72%              5.15%        111 OUT OF 191
==========================================================================================
AVERAGE ANNUAL RETURNS
==========================================================================================
3 YEARS                   5.21%             5.01%              5.26%         88 OUT OF 151
5 YEARS                   5.18%             5.09%              5.23%         70 OUT OF 112
LIFE OF FUND              4.78%             4.76%             4.88%(3)       54 OUT OF 86(3)

The fund's inception date was 4/1/93.

(1)  Returns for periods less than one year are not annualized.

(2)  According to Lipper Inc., an independent mutual fund ranking service.

(3) Since 4/30/93, the date nearest the fund's inception for which return data are available.

See pages 24-25 for more information about returns, the comparative index, and Lipper fund rankings.

PORTFOLIO AT A GLANCE
                              3/31/99           3/31/98
NUMBER OF SECURITIES            61                59
WEIGHTED AVERAGE
  MATURITY                    72 DAYS           50 DAYS
EXPENSE RATIO                  0.45%             0.45%

YIELDS AS OF MARCH 31, 1999
  7-DAY CURRENT YIELD          4.53%
  7-DAY EFFECTIVE YIELD        4.63%

Past performance does not guarantee future results.

Money market funds are neither insured nor guaranteed by the FDIC or any other government agency.

Yields will fluctuate, and although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The 7-day yield more closely reflects earnings of the fund than the total return.


                                                  www.americancentury.com      9


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------
/photo of John Walsh and Denise Tabacco/

     An interview with John Walsh and Denise Tabacco, portfolio managers on the Premium Capital Reserve fund investment team.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED MARCH 31, 1999?

     Premium Capital Reserve performed well, keeping pace with its peer group. For the fiscal year, Premium Capital Reserve returned 5.14%, compared with the 5.15% average return of the 191 "Institutional Money Market Funds" tracked by Lipper Inc. (See the previous page for other fund performance comparisons.)

     The fund's performance relative to its Lipper peer group is especially noteworthy because Premium Capital Reserve is not truly an institutional fund. As a result, it has a performance disadvantage when it comes to expenses (see the Lipper Rankings section on page 24 for more details).

PREMIUM CAPITAL RESERVE'S 7-DAY CURRENT YIELD DROPPED OVER THE PAST YEAR (5.22% TO 4.53%). WHY?

     An overall decline in interest rates provided the backdrop for the decline in the fund's yield. In 1998, economic and financial problems in various parts of the world led to increased volatility in the global financial markets. In an effort to stabilize the markets, the Federal Reserve (the U.S. central bank) lowered short-term interest rates three times between late September and mid-November.

     The Fed reduced short-term rates a total of 75 basis points (0.75%--a basis point equals 0.01%). As a result, yields on money market securities headed sharply lower.

IN LIGHT OF THE DECLINE IN INTEREST RATES, HOW DID YOU POSITION PREMIUM CAPITAL RESERVE?

     We lengthened the fund's average maturity whenever possible during the year. For example, we extended from 55 days to around 70 days in August and then again in October. The longer average maturity helped the fund maintain its yield--generally speaking, longer-term securities yield more than short-term ones, and the longer average maturity allowed us to lock in higher yields for an extended period of time.

     We lengthened Premium Capital Reserve's average maturity again in early 1999, but for different reasons. Global economic conditions had stabilized somewhat, and with that stabilization came a change in the Fed's stance on interest rates. In February, the Fed's chairman hinted in congressional testimony that the U.S. central bank had officially shifted from a rate-lowering bias to a neutral one.

     This increased the likelihood that rates would remain unchanged for the near future, so we extended Premium Capital Reserve's average maturity to more than 80 days in mid-February.

[left margin]

"WE LENGTHENED THE FUND'S AVERAGE MATURITY WHENEVER POSSIBLE DURING THE YEAR."

[pie charts - data below]

PORTFOLIO COMPOSITION BY SECURITY TYPE

AS OF MARCH 31, 1999
Commercial Paper         76%
Variable-Rate Notes       8%
CDs                       8%
Asset-Backed Securities   3%
Bank Notes                3%
Other                     2%

AS OF SEPTEMBER 30, 1998
Commercial Paper         71%
Variable-Rate Notes      18%
Asset-Backed Securities   7%
CDs                       3%
Other                     1%

Security types are defined on pages 25-26.


10      1-800-345-2021


Premium Capital Reserve--Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

WHAT STEPS DID YOU TAKE TO EXTEND THE FUND'S AVERAGE MATURITY?

     Mainly, we increased the fund's exposure to certificates of deposit (CDs). We invested in CDs at the long end of Premium Capital Reserve's investment spectrum, maturing in about one year. By the end of March, CDs made up about 8% of the portfolio, up from 3% six months earlier (see the charts on the previous page).

WHAT OTHER CHANGES DID YOU MAKE TO PREMIUM CAPITAL RESERVE'S PORTFOLIO?

     In the past few months, we've seen some significant asset growth. The fund's assets increased by 25%--from $220 million to $276 million--in the first quarter of 1999. We invested most of this new cash in commercial paper because it's one of the largest, most-liquid segments of the money market. As a result, the percentage of commercial paper in the portfolio grew.

     The increase in commercial paper and CDs came at the expense of variable-rate notes, which dropped from 18% to 8% of the portfolio in the past six months. We cut back our holdings partly because interest rates were falling--the yields of variable-rate notes were falling along with short-term rates--and partly because there was little in the way of supply.

LOOKING AHEAD, WHAT'S YOUR OUTLOOK FOR INTEREST RATES AND THE U.S. ECONOMY?

     The U.S. economy remains in excellent health thanks to strong consumer confidence and spending. The economy grew at a 6% annualized rate during the final quarter of 1998--the fastest quarterly expansion in over two years--and a 4.5% annual rate in the first quarter of 1999.

     Despite the rapid pace of economic growth, inflation remains at its lowest level in a dozen years. Labor cost increases have been modest because of greater productivity. In addition, cheaper imports have prevented domestic companies from raising prices.

     In light of these somewhat mixed signals, we think that the Fed is likely to maintain the same "wait-and-see" approach toward interest rates that it has taken so far this year. That argues for interest rate stability over the near term. But market expectations could lead to intermittent bouts of interest rate volatility as investors attempt to gauge inflation prospects and future Fed actions.

GIVEN THAT OUTLOOK, WHAT ARE YOUR IMMEDIATE PLANS FOR PREMIUM  CAPITAL RESERVE?

     Steady as she goes for now. Because we expect a stable Fed interest rate policy for the foreseeable future, we will probably keep Premium Capital Reserve's average maturity longer than its historical norm.

[right margin]

"WE THINK THAT THE FED IS LIKELY TO MAINTAIN THE SAME 'WAIT-AND-SEE' APPROACH TOWARD INTEREST RATES THAT IT HAS TAKEN SO FAR THIS YEAR."

PORTFOLIO COMPOSITION BY CREDIT RATING
               % OF FUND INVESTMENTS
              AS OF             AS OF
             3/31/99           9/30/98
A-1+           92%               54%
A-1             8%               46%


Ratings provided by Standard & Poor's. See Credit Rating Guidelines on page 24 for more information.


                                                 www.americancentury.com      11


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------

MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER(1)--75.0%
BANKING--9.5%
             $  3,000,000  Banque National de Paris, 4.85%,
                              4/16/99                             $  2,993,938
               12,500,000  Generale Bank, Inc.,
                              4.80%-4.89%,
                              4/7/99-8/12/99                        12,426,526
               11,400,000  Spintab-Swedmortgage AB,
                              4.84%-5.06%,
                              4/12/99-9/10/99                       11,291,806
                                                                 --------------
                                                                    26,712,270
                                                                 --------------
CREDIT CARD & TRADE RECEIVABLES--7.3%
               10,200,000  Corporate Receivables Corp.,
                              4.83%-4.85%,
                              5/5/99-6/3/99 (Acquired
                              2/11/99-3/22/99, Cost
                              $10,098,680)(2)                       10,132,628
               10,500,000  Dakota Certificates (Citibank),
                              4.84%-4.90%,
                              4/6/99-7/9/99 (Acquired
                              1/12/99-3/22/99, Cost
                              $10,384,837)(2)                       10,452,394
                                                                 --------------
                                                                    20,585,022
                                                                 --------------
EDUCATION--0.7%
                2,000,000  Leland Stanford University, 4.72%,
                              4/20/99                                1,995,017
                                                                 --------------
ENERGY (PRODUCTION & MARKETING)--17.8%
                7,000,000  Chevron Transport Corp.,
                              4.84%-5.02%,
                              4/23/99-5/20/99                        6,964,445
                4,000,000  Chevron Transport Corp., 4.84%,
                              5/10/99 (Acquired 3/17/99,
                              Cost $3,970,960)(2)                    3,979,027
                3,000,000  Chevron U.K. Investment PLC,
                              4.84%, 4/27/99                         2,989,513
                7,290,000  Equilon Enterprises LLC,
                              4.79%-4.80%,
                              4/13/99-4/28/99                        7,272,347
                5,600,000  Koch Industries, Inc., 5.02%,
                              4/1/99 (Acquired 3/31/99,
                              Cost $5,599,219)(2)                    5,600,000
                7,500,000  Motiva Enterprises LLC,
                              4.84%-4.86%,
                              4/29/99-6/15/99                        7,446,938
                3,000,000  Motiva Enterprises LLC, 5.08%,
                              4/1/99 (Acquired 3/31/99,
                              Cost $2,999,577)(2)                    3,000,000
                1,000,000  Petrobras International Finance
                              Co., 4.82%, 9/8/99 (LOC:
                              Barclays Bank PLC)                       978,578

Principal Amount                                                      Value
--------------------------------------------------------------------------------

              $12,200,000  Sand Dollar Funding LLC,
                              4.83%-4.92%,
                              4/8/99-5/24/99 (Acquired
                              1/6/99-3/24/99, Cost
                              $12,056,654)(2)                     $ 12,157,809
                                                                 --------------
                                                                    50,388,657
                                                                 --------------
FINANCIAL SERVICES--28.8%
                2,400,000  Contifinancial Corp., 4.80%,
                              5/14/99                                2,386,240
                7,000,000  Countrywide Home Loans, Inc.,
                              4.87%-4.89%,
                              5/20/99-5/24/99 (Acquired
                              3/19/99-3/25/99, Cost
                              $6,942,457)(2)                         6,952,096
                3,000,000  Credit Suisse First Boston, Inc.,
                              4.88%, 4/5/99                          2,998,374
                6,000,000  Falcon Asset Securities Corp.,
                              4.84%-4.88%,
                              4/20/99-6/17/99
                              (Acquired 2/26/99-3/16/99,
                              Cost $5,935,618)(2)                    5,953,440
                3,000,000  Finans Funding Corp. II, 4.85%,
                              6/3/99 (LOC: Rabobank
                              Nederland)                             2,974,538
                5,000,000  Garanti Funding Corp., 4.79%,
                              7/29/99 (LOC: Bayerische
                              Landesbank Girozentrale)               4,920,832
                4,000,000  Garanti Funding Corp. II, 4.87%,
                              4/30/99 (LOC: Bayerische
                              Landesbank Girozentrale)               3,984,308
                7,000,000  General Electric Capital Corp.,
                              5.03%, 4/1/99                          7,000,000
                4,000,000  General Electric Financial
                              Assurance Holdings, 4.84%,
                              5/17/99                                3,975,262
                6,200,000  General Electric Financial
                              Assurance Holdings, 4.85%,
                              7/14/99 (Acquired
                              3/11/99-3/12/99, Cost
                              $6,095,860)(2)                         6,113,131
                7,000,000  Morgan Stanley Dean Witter,
                              Discover & Co., 4.84%-4.85%,
                              5/21/99-5/24/99                        6,951,679
                7,400,000  Transamerica Asset Funding Corp.,
                              4.86%-4.91%,
                              4/27/99-6/11/99 (Acquired
                              2/5/99-3/16/99, Cost
                              $7,317,071)(2)                         7,356,781
                7,400,000  WCP Funding Inc., 4.86%-4.88%,
                              5/10/99-5/19/99 (Acquired
                              3/3/99-3/24/99, Cost
                              $7,338,420)(2)                         7,356,105
               12,465,000  Windmill Funding Corp.,
                              4.81%-4.90%,
                              4/27/99-5/14/99 (Acquired
                              1/25/99-3/22/99, Cost
                              $12,356,398)(2)                       12,402,884
                                                                 --------------
                                                                    81,325,670
                                                                 --------------

                                              See Notes to Financial Statements


12      1-800-345-2021


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------
FOOD & BEVERAGE--1.7%
             $  5,000,000  Diageo plc, 4.80%, 9/30/99
                              (Acquired 3/31/99, Cost
                              $4,881,333)(2)                      $  4,881,333
                                                                 --------------
INDUSTRIAL--2.1%
                6,000,000  BTR Siebe plc, 4.85%-4.88%,
                              5/6/99-6/14/99 (Acquired
                              3/2/99-3/16/99, Cost
                              $5,933,878)(2)                         5,950,633
                                                                 --------------
INSURANCE--3.9%
                3,600,000  Prudential Funding Corp., 4.79%,
                              4/30/99                                3,586,109
                7,500,000  SAFECO Corp., 4.90%-4.91%,
                              4/19/99-5/7/99 (Acquired
                              1/5/99-3/8/99, Cost
                              $7,408,661)(2)                         7,475,475
                                                                 --------------
                                                                    11,061,584
                                                                 --------------
METALS & MINING--0.7%
                2,000,000  Rio Tinto America Inc., 4.85%,
                              7/2/99 (Acquired 3/30/99,
                              Cost $1,974,672)(2)                    1,975,211
                                                                 --------------
RUBBER & PLASTICS--2.5%
                7,000,000  Formosa Plastics Corp. USA,
                              4.84%-4.85%,
                              4/13/99-5/7/99 (LOC:
                              Bank of America N.T. & S.A.)           6,979,013
                                                                 --------------
TOTAL COMMERCIAL PAPER                                             211,854,410
                                                                 --------------

CORPORATE DEBT--8.8%
FINANCIAL SERVICES--2.2%
                1,100,000  Ford Motor Credit Co. MTN,
                              7.45%, 7/12/99                         1,107,946
                3,000,000  General Motors Acceptance Corp.
                              MTN, VRN, 5.07%, 6/4/99,
                              resets quarterly off the 3-month
                              LIBOR plus 0.04% with no caps          3,000,139
                2,000,000  Merrill Lynch & Co., Inc. MTN,
                              Series B, VRN, 5.21%, 4/5/99,
                              resets quarterly off the 3-month
                              LIBOR plus 0.15% with no caps          2,000,055
                                                                 --------------
                                                                     6,108,140
                                                                 --------------
INSURANCE--6.6%
                1,500,000  General American Life Insurance
                              Company, VRN, 5.14%, 4/1/99,
                              resets monthly off the 1-month
                              LIBOR plus 0.20%  with no caps
                              (Acquired 7/7/97, Cost
                              $1,500,000)(2)                         1,500,000

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  4,500,000  General American Life Insurance
                              Company, VRN, 5.14%, 4/1/99,
                              resets monthly off the 1-month
                              LIBOR plus 0.20% with no caps
                              (Acquired 1/3/97, Cost
                              $4,500,000)(2)                      $  4,500,000
                3,000,000  Jackson National Life Insurance Co.,
                              VRN, 5.14%, 4/12/99, resets monthly
                              off the 1-month LIBOR plus 0.19% with
                              no caps (Acquired 6/10/98, Cost
                              $3,000,000)(2)                         3,000,000
                5,000,000  Transamerica Life Insurance Co.,
                              VRN, 5.09%, 4/1/99, resets monthly
                              off the 1-month LIBOR plus 0.13%
                              with no caps (Acquired 11/5/98, Cost
                              $5,000,000)(2)                         5,000,000
                3,000,000  Travelers Insurance Company (The),
                              VRN, 4.97%, 4/22/99, resets monthly
                              off the 1-month LIBOR plus 0.04% with
                              no caps (Acquired 5/22/98, Cost
                              $3,000,000)(2)                         3,000,000
                1,600,000  Travelers Insurance Company (The),
                              VRN, 4.99%, 4/9/99, resets monthly
                              off the 1-month LIBOR plus 0.04% with
                              no caps (Acquired 6/8/98, Cost
                              $1,600,000)(2)                         1,600,000
                                                                 --------------
                                                                    18,600,000
                                                                 --------------
TOTAL CORPORATE DEBT                                                24,708,140
                                                                 --------------

CERTIFICATES OF DEPOSIT--7.4%
                3,500,000  Abbey National Treasury Services
                              PLC, 5.04%, 2/8/00                     3,499,070
                4,000,000  Commerzbank AG (New York),
                              5.08%, 9/28/99                         4,000,688
                8,000,000  National Westminster Bank PLC
                              (New York), 4.98%-5.06%,
                              1/10/00-2/9/00                         7,998,348
                4,000,000  Royal Bank of Canada (New York),
                              5.07%-5.12%,
                              2/10/00-2/18/00                        3,998,822
                1,400,000  Westdeutsche Landesbank (New
                              York), 5.13%, 9/15/99                  1,400,863
                                                                 --------------
TOTAL CERTIFICATES OF DEPOSIT                                       20,897,791
                                                                 --------------

ASSET-BACKED SECURITIES(3)--3.1%
                  461,404  Americredit Automobile Receivables
                              Trust, Series
                              1998 C, Class A1 SEQ, 5.64%,
                              9/12/99                                  461,404

See Notes to Financial Statements


                                                 www.americancentury.com      13


Premium Capital Reserve--Sched. of Investments
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  1,480,855  Americredit Automobile
                              Receivables Trust, Series
                              1998 D, Class A1 SEQ, 5.20%,
                              11/12/99                            $  1,480,858
                1,887,735  Americredit Automobile Receivables
                              Trust, Series 1999 A, Class A1
                              SEQ, 4.98%, 3/12/00                    1,887,735
                  389,256  Caterpillar Financial Asset Trust,
                              Series 1998 A, Class A1 SEQ,
                              5.64%, 7/26/99                           389,256
                1,399,905  Ford Credit Auto Owner Trust,
                              Series 1999 A, Class A1 SEQ,
                              5.01%, 7/15/99                         1,399,905
                1,170,146  Household Automobile Revolving Trust I,
                              Series 1998-1, Class A1 SEQ,
                              5.33%, 12/17/99                        1,170,146
                2,000,000  WFS Financial Owner Trust, Series 1999 A,
                              Class A1 SEQ,
                              5.01%, 2/20/00                         2,000,000
                                                                 --------------
TOTAL ASSET-BACKED SECURITIES                                        8,789,304
                                                                 --------------

BANK NOTES--4.1%
                3,000,000  American Express Centurion Bank,
                              VRN, 4.88%, 4/16/99, resets monthly
                              off the 1-month LIBOR
                              minus 0.06% with no caps               3,000,000
                1,500,000  KeyBank N.A., VRN, 4.89%,
                              4/23/99, resets monthly off the
                              1-month LIBOR minus 0.045%
                              with no caps                           1,499,895

Principal Amount                                                      Value
--------------------------------------------------------------------------------

             $  3,000,000  U.S. Bank NA Minnesota, VRN,
                              4.91%, 4/8/99, resets monthly
                              off the 1-month LIBOR minus
                              0.06% with no caps                  $  2,999,694
                4,000,000  U.S. Bank NA Minnesota, VRN,
                              4.81%, 4/8/99, resets monthly
                              off the 1-month LIBOR minus
                              0.12% with no caps                     3,997,190
                                                                 --------------
TOTAL BANK NOTES                                                    11,496,779
                                                                 --------------

U.S. GOVERNMENT AGENCY SECURITIES--1.6%
                1,460,000  FHLB, 8.375%, 10/25/99                    1,489,518
                3,000,000  FNMA MTN, 5.78%, 4/5/00                   3,000,785
                                                                 --------------
TOTAL U.S. GOVERNMENT
AGENCY SECURITIES                                                    4,490,303
                                                                 --------------

TEMPORARY CASH INVESTMENTS(4)
   Repurchase Agreement, Morgan Stanley Group,
    Inc., (U.S. Treasury obligations), in a joint
    trading account at 4.90%, dated 3/31/99,
    due 4/1/99 (Delivery value, $122,017)                              122,000
                                                                 --------------

TOTAL INVESTMENT SECURITIES--100.0%                               $282,358,727
                                                                 ==============

NOTES TO SCHEDULE OF INVESTMENTS

FHLB = Federal Home Loan Bank

FNMA = Federal National Mortgage Association

LIBOR = London Interbank Offered Rate

LOC = Letter of Credit

MTN = Medium Term Note

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

VRN  =  Variable  Rate  Note.  Interest  reset  date is  indicated  and  used in
     calculating  the  weighted  average  portfolio  maturity.   Rate  shown  is
     effective March 31, 1999.

(1)  The rates for commercial paper are the yield to maturity at purchase.

(2) Security was purchased under Rule 144A or section 4(2) of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at March 31, 1999, was $135,338,947 which represented 49.0% of net assets. Restricted securities considered illiquid represent 4.6% of net assets.

(3) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average maturity.

(4)  Investment in category is less than 0.05% of total investment securities.

--------------------------------------------------------------------------------
UNDERSTANDING THE SCHEDULE OF INVESTMENTS--This schedule tells you which investments your fund owned on the last day of the reporting period.

The schedule includes:

* a list of each investment

* the principal amount of each investment

* the amortized cost of each investment

* the percent and dollar breakdown of each investment category

                                              See Notes to Financial Statements


14      1-800-345-2021


Statements of Assets and Liabilities
--------------------------------------------------------------------------------

                                                   PREMIUM           PREMIUM
MARCH 31, 1999                               GOVERNMENT RESERVE  CAPITAL RESERVE

ASSETS
Investment securities, at value
  (amortized cost and cost for federal
  income tax purposes) .......................  $  120,683,201  $   282,358,727
Cash .........................................         818,740        2,387,493
Interest receivable ..........................         167,089          702,115
                                                --------------  ---------------
                                                   121,669,030      285,448,335
                                                --------------  ---------------

LIABILITIES
Disbursements in excess of
  demand deposit cash ........................         255,747             --
Payable for capital shares redeemed ..........           5,118          253,981
Payable for investments purchased ............            --          8,878,523
Accrued management fees (Note 2) .............          36,989          100,569
Dividends payable ............................          77,566          166,585
Payable for directors' fees and expenses .....              85              225
                                                --------------  ---------------
                                                       375,505        9,399,883
                                                --------------  ---------------
Net Assets ...................................  $  121,293,525  $   276,048,452
                                                ==============  ===============

CAPITAL SHARES, $0.01 PAR VALUE
Authorized ...................................   1,000,000,000    1,000,000,000
                                                ==============  ===============
Outstanding ..................................     121,293,525      276,051,506
                                                ==============  ===============
Net Asset Value Per Share ....................  $         1.00  $          1.00
                                                ==============  ===============

NET ASSETS CONSIST OF:
Capital (par value and
  paid-in surplus) ...........................  $  121,293,525  $   276,051,506
Accumulated net realized
  loss on investments ........................            --             (3,054)
                                                --------------  ---------------
                                                $  121,293,525  $   276,048,452
                                                ==============  ===============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF ASSETS AND LIABILITIES--This statement details what the fund owns (assets), what it owes (liabilities), and its net assets as of the last day of the period. If you subtract what the fund owes from what it owns, you get the fund's net assets. The net assets divided by the total number of shares outstanding gives you the price of an individual share, or the net asset value per share.

NET ASSETS are also broken down by capital (money invested by shareholders); and net gains earned on investments but not yet paid to shareholders or net losses on investments (known as realized gains or losses). This breakdown tells you the value of net assets that are performance-related, such as investment gains or losses, and the value of net assets that are not related to performance, such as shareholder investments and redemptions.

See Notes to Financial Statements


                                                 www.americancentury.com      15


Statements of Operations
--------------------------------------------------------------------------------

                                                   PREMIUM           PREMIUM
YEAR ENDED MARCH 31, 1999                    GOVERNMENT RESERVE  CAPITAL RESERVE

INVESTMENT INCOME
Income:
Interest ....................................     $3,696,134       $11,404,919
                                                  ----------       -----------
Expenses (Note 2):
Management fees .............................        315,756           942,501
Directors' fees and expenses ................            553             1,645
                                                  ----------       -----------
                                                     316,309           944,146
                                                  ----------       -----------
Net investment income .......................      3,379,825        10,460,773
                                                  ----------       -----------
Net realized gain on investments ............          5,484             1,320
                                                  ----------       -----------
Net Increase in Net Assets
  Resulting from Operations .................     $3,385,309       $10,462,093
                                                  ==========       ===========

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF OPERATIONS--This statement breaks down how each fund's net assets changed during the period as a result of the fund's operations. It tells you how much money the fund made or lost after taking into account income, fees and expenses, and investment gains or losses. It does not include shareholder transactions and distributions.

Fund OPERATIONS include:

* income earned from investments

* management fees and other expenses

* gains or losses from selling investments (known as realized gains or losses)

                                              See Notes to Financial Statements


16      1-800-345-2021


Statements of Changes in Net Assets
--------------------------------------------------------------------------------

YEARS ENDED MARCH 31, 1999 AND MARCH 31, 1998

                                  PREMIUM GOVERNMENT RESERVE          PREMIUM CAPITAL RESERVE
Increase in Net Assets               1999             1998            1999              1998

OPERATIONS
Net investment income .........$   3,379,825    $   2,319,208    $  10,460,773    $   8,912,910
Net realized gain (loss)
  on investments ..............        5,484             (380)           1,320           (3,329)
                               -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations ...    3,385,309        2,318,828       10,462,093        8,909,581
                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS
From net investment income ....   (3,379,825)      (2,319,208)     (10,460,773)      (8,912,910)
From net realized gains on
  investment transactions .....       (5,104)            --               --               --
                               -------------    -------------    -------------    -------------
Decrease in net assets
  from distributions ..........   (3,384,929)      (2,319,208)     (10,460,773)      (8,912,910)
                               -------------    -------------    -------------    -------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from shares sold .....  483,425,779      115,269,165      533,120,417      380,763,052
Proceeds from reinvestment
  of distributions ............    3,241,460        2,261,393        9,901,509        8,514,911
Payments for shares redeemed .. (409,868,798)    (111,873,462)    (449,461,484)    (360,745,777)
                               -------------    -------------    -------------    -------------
Net increase in net assets
  from capital share
  transactions ................   76,798,441        5,657,096       93,560,442       28,532,186
                               -------------    -------------    -------------    -------------
Net increase in net assets ....   76,798,821        5,656,716       93,561,762       28,528,857

NET ASSETS
Beginning of year .............   44,494,704       38,837,988      182,486,690      153,957,833
                               -------------    -------------    -------------    -------------
End of year ...................$ 121,293,525    $  44,494,704    $ 276,048,452    $ 182,486,690
                               =============    =============    =============    =============

TRANSACTIONS IN
SHARES OF THE FUNDS
Sold ..........................  483,425,779      115,269,165      533,120,417      380,763,071
Issued in reinvestment
  of distributions ............    3,241,460        2,261,393        9,901,509        8,514,911
Redeemed ...................... (409,868,798)    (111,873,462)    (449,461,484)    (360,745,777)
                               -------------    -------------    -------------    -------------
Net increase ..................   76,798,441        5,657,096       93,560,442       28,532,205
                               =============    =============    =============    =============

--------------------------------------------------------------------------------
UNDERSTANDING THE STATEMENTS OF CHANGES IN NET ASSETS--These statements show how each fund's net assets changed over the past two reporting periods. It details how much a fund grew or shrank as a result of:

* operations--a summary of the Statement of Operations from the previous page for the most recent period

* distributions--income and gains distributed to shareholders

* share transactions--shareholders' purchases, reinvestments, and redemptions

Net assets at the beginning of the period plus the sum of operations, distributions to shareholders and capital share transactions result in net assets at the end of the period.

See Notes to Financial Statements


                                                 www.americancentury.com      17


Notes to Financial Statements
--------------------------------------------------------------------------------

MARCH 31, 1999

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION -- American Century Premium Reserves, Inc. (the corporation) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Premium Government Reserve Fund (Government Reserve) and Premium Capital Reserve Fund (Capital Reserve) (the funds) are two of the three funds issued by the corporation. The investment objective of Government Reserve and Capital Reserve is to obtain as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. The following significant accounting policies are in accordance with generally accepted accounting principles; these principles may require the use of estimates by fund management.

     SECURITY VALUATIONS -- Securities are valued at amortized cost, which approximates current value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Directors.

     SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

     INVESTMENT INCOME -- Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

     REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that the funds' investment manager, American Century Investment Management, Inc. (ACIM), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The funds require that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the funds to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the funds under each repurchase agreement.

     JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the funds, along with other registered investment companies having management agreements with ACIM, may transfer uninvested cash balances into a joint trading account held at the funds' custodian. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

     INCOME TAX STATUS -- It is the funds' policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and distributed monthly. The funds do not expect to realize any long-term capital gains and, accordingly do not expect to pay any long-term capital gains distributions.

     At March 31, 1999, accumulated net realized short-term capital loss carryovers of $3,052 for Capital Reserve (expiring 2004 through 2007) may be used to offset future taxable gains.

     The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes and may result in reclassification among certain capital accounts.

     ADDITIONAL   INFORMATION   --  Funds   Distributor,   Inc.   (FDI)  is  the
corporation's distributor. Certain officers of FDI are also officers of the corporation.


18      1-800-345-2021


Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                    (Continued)
MARCH 31, 1999

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

     The corporation has entered into a Management Agreement with ACIM that provides the funds with investment advisory and management services in exchange for a single, unified fee. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, expenses of those directors who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed daily and paid monthly based on each fund's average daily closing net assets during the previous month. The annual management fee for each fund is 0.45%.

     Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the corporation's investment manager, ACIM, and the corporation's transfer agent, American Century Services Corporation.

--------------------------------------------------------------------------------
3. FUND EVENTS

   The following name changes became effective March 1, 1999:

              ==================================================================
               NEW NAME                  FORMER NAME
              ==================================================================

   FUND:       Premium Government        American Century - Benham Premium
               Reserve Fund              Government Reserve

   FUND:       Premium Capital           American Century - Benham Premium
               Reserve Fund              Capital Reserve


                                                 www.americancentury.com      19


Premium Gov't. Reserve--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                              1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ...   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         -----------     -----------     -----------     -----------     -----------
Income From Investment Operations

  Net Investment Income ..............          0.05            0.05            0.05            0.05            0.05
                                         -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .........         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                                         -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         ===========     ===========     ===========     ===========     ===========
  Total Return(1) ....................          4.98%           5.25%           5.07%           5.49%           4.62%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................          0.45%           0.45%           0.45%           0.44%           0.45%
Ratio of Net Investment Income
to Average Net Assets ................          4.82%           5.13%           4.96%           5.30%           4.84%
Net Assets, End of Year
(in thousands) .......................   $   121,294     $    44,495     $    38,838     $    26,191     $    16,381

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

                                              See Notes to Financial Statements


20      1-800-345-2021


Premium Capital Reserve--Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31

                                              1999            1998            1997            1996            1995
PER-SHARE DATA
Net Asset Value, Beginning of Year ...   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         -----------     -----------     -----------     -----------     -----------
Income From Investment Operations
  Net Investment Income ..............          0.05            0.05            0.05            0.05            0.05
                                         -----------     -----------     -----------     -----------     -----------
Distributions
  From Net Investment Income .........         (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                                         -----------     -----------     -----------     -----------     -----------
Net Asset Value, End of Year .........   $      1.00     $      1.00     $      1.00     $      1.00     $      1.00
                                         ===========     ===========     ===========     ===========     ===========
  Total Return(1) ....................          5.14%           5.38%           5.13%           5.58%           4.66%

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
to Average Net Assets ................          0.45%           0.45%           0.45%           0.45%           0.45%
Ratio of Net Investment Income
to Average Net Assets ................          4.99%           5.26%           5.01%           5.50%           4.76%
Net Assets, End of Year
(in thousands) .......................   $   276,048     $   182,487     $   153,958     $   133,417     $   138,428

(1)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any.

--------------------------------------------------------------------------------
UNDERSTANDING THE FINANCIAL HIGHLIGHTS--This statement itemizes current period activity and statistics and provide comparison data for the last five fiscal years.

On a per-share basis, it includes:

* share price at the beginning of the period

* investment income

* income distributions paid to shareholders

* share price at the end of the period

It also includes some key statistics for the period:

* total return--the overall percentage return of the fund, assuming reinvestment of all distributions

* expense ratio--operating expenses as a percentage of average net assets

* net income ratio--net investment income as a percentage of average net assets

See Notes to Financial Statements


                                                 www.americancentury.com      21


Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
American Century Premium Reserves, Inc.:

   We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Premium Government Reserve Fund and Premium Capital Reserve Fund (formerly American Century - Benham Premium
Government Reserve and American Century - Benham Premium Capital Reserve, respectively) (the "Funds"), two of the funds comprising American Century Premium Reserves, Inc., as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Premium Government Reserve Fund and Premium Capital Reserve as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999


22      1-800-345-2021


Retirement Account Information
--------------------------------------------------------------------------------

RETIREMENT ACCOUNT INFORMATION

     As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid from the date of receipt at American Century. Even if you plan to rollover the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax prior to the withdrawal.

     When you plan to withdraw, you may make your election by completing our Exchange/Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

     Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


                                                 www.americancentury.com      23


Background Information
--------------------------------------------------------------------------------

INVESTMENT PHILOSOPHY AND POLICIES

     American Century offers 38 fixed-income funds, ranging from money market portfolios to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

     In addition to these principles, each fund has its own investment policies:

     PREMIUM GOVERNMENT RESERVE and PREMIUM CAPITAL RESERVE seek to provide interest income while maintaining a stable share price. Premium Government Reserve invests in U.S. government money market securities, while Premium Capital Reserve invests in a diversified portfolio of money market securities.

     An investment in the funds is neither insured nor guaranteed by the FDIC or any other government agency. Yields will fluctuate, and although the funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the funds.

COMPARATIVE INDICES

     The following index is used in the report for a fund performance comparison. It is not an investment product available for purchase.

     The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates as published by the Federal Reserve Bank.

LIPPER RANKINGS

     LIPPER INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

     The Lipper categories for the Premium Reserve Money Market  funds are:

     INSTITUTIONAL U.S. GOVERNMENT MONEY MARKET FUNDS (Premium Government Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or instrumentalities.

     INSTITUTIONAL MONEY MARKET FUNDS (Premium Capital Reserve)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest in high-quality financial instruments rated in the top two grades.

     But unlike most of the funds in their Lipper categories, the Premium Reserve Money Market funds are not really institutional funds. Instead, they are intended for high-net-worth individual investors. Institutional funds typically have higher minimum balance requirements (often $1 million or more) and, more importantly, lower expenses. The Premium Reserve Money Market funds' higher expenses give them a disadvantage compared with their Lipper group.

     However, the Premium Reserve Money Market funds have lower expenses than the average non-institutional money market fund (according to Lipper), so they can offer attractive yields to individuals able to meet their $100,000 investment minimum.

[left margin]

INVESTMENT TEAM LEADERS
  PORTFOLIO MANAGERS
     AMY O'DONNELL
     DENISE TABACCO
     JOHN WALSH

CREDIT RATING GUIDELINES

     CREDIT RATINGS ARE ISSUED BY INDEPENDENT RESEARCH COMPANIES SUCH AS STANDARD & POOR'S AND MOODY'S. RATINGS ARE BASED ON AN ISSUER'S FINANCIAL STRENGTH AND ABILITY TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

     A-1+ AND A-1 ARE STANDARD & POOR'S HIGHEST RATINGS FOR COMMERCIAL PAPER.

     IT'S IMPORTANT TO NOTE THAT CREDIT RATINGS ARE SUBJECTIVE, REFLECTING THE OPINIONS OF THE RATING AGENCIES; THEY ARE NOT ABSOLUTE STANDARDS OF QUALITY.


24      1-800-345-2021


Glossary
--------------------------------------------------------------------------------

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in the fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 20-21.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES -- the number of different securities held by the fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM) -- a measure of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO -- the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

TYPES OF MONEY MARKET SECURITIES

* ASSET-BACKED SECURITIES -- debt securities that represent ownership in a pool of receivables, such as credit card debt, auto loans, or mortgages.

* BANK NOTES -- promissory notes issued in the U.S. by domestic commercial banks.

* CERTIFICATES OF DEPOSIT (CDS) -- CDs represent a bank's obligation to repay money deposited with it for a specified period of time.

* COMMERCIAL PAPER (CP) -- short-term debt issued by large corporations to raise cash and to cover current expenses in anticipation of future revenues.

* REPURCHASE AGREEMENTS (REPOS) -- short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days). The fund does not own the security; instead, the security serves as collateral for the agreement.

* U.S. GOVERNMENT AGENCY NOTES -- intermediate-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued with maturities ranging from three months to 30 years, but the funds only invest in those with remaining maturities of 13 months or less.


                                                 www.americancentury.com      25


Glossary
--------------------------------------------------------------------------------
                                                                    (Continued)

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES -- short-term debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank). These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* VARIABLE-RATE NOTES (VRNS) -- debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate.

FUND CLASSIFICATIONS

INVESTMENT OBJECTIVE

The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

* CAPITAL PRESERVATION -- Offers taxable and tax-free money market funds for relative stability of principal and liquidity.

* INCOME -- Offers funds that can provide current income and competitive yields, as well as a strong and stable foundation and generally lower volatility levels than stock funds.

* GROWTH & INCOME -- Offers funds that emphasize both growth and income, diversification, varying capitalization sizes, and different investment styles and strategies.

* GROWTH -- Offers funds with a focus on capital appreciation and long-term growth, generally providing high return potential with corresponding high price fluctuation risk.

RISK

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that the fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

* CONSERVATIVE -- these funds generally provide lower return potential with either low or minimal price fluctuation risk.

* MODERATE -- these funds generally provide moderate return potential with moderate price fluctuation risk.

* AGGRESSIVE -- these funds generally provide high return potential with corresponding high price fluctuation risk.


26      1-800-345-2021


Notes
--------------------------------------------------------------------------------


                                                 www.americancentury.com      27


Notes
--------------------------------------------------------------------------------


28      1-800-345-2021


[inside back cover]

===============================================================================
INVESTMENT OBJECTIVE - CAPITAL PRESERVATION
===============================================================================

                  RISK LEVEL - CONSERVATIVE

TAXABLE MONEY MARKETS           TAX-FREE MONEY MARKETS

Premium  Capital Reserve        FL Municipal Money Market
Prime Money Market              CA Municipal Money Market
Premium Government Reserve      CA Tax-Free Money Market
Government Agency               Tax-Free Money Market
   Money Market
Capital Preservation

===============================================================================
INVESTMENT OBJECTIVE - INCOME
===============================================================================

                   RISK LEVEL - AGGRESSIVE

TAXABLE BONDS                   TAX-FREE BONDS

Target 2025*                    CA High-Yield Municipal
Target 2020*                    High-Yield Municipal
Target 2015*
Target 2010*
High-Yield
International Bond

                    RISK LEVEL - MODERATE

TAXABLE BONDS                   TAX-FREE BONDS

Long-Term Treasury              CA Long-Term Tax-Free
Target 2005*                    Long-Term Tax-Free
Bond                            CA Insured Tax-Free
Premium Bond

                   RISK LEVEL - CONSERVATIVE

TAXABLE BONDS                   TAX-FREE BONDS

Intermediate-Term Bond          CA Intermediate-Term Tax-Free
Intermediate-Term Treasury      AZ Intermediate-Term Municipal
GNMA                            FL Intermediate-Term Municipal
Inflation-Adjusted Treasury     Intermediate-Term  Tax-Free
Limited-Term Bond               CA Limited-Term  Tax-Free
Target 2000*                    Limited-Term Tax-Free
Short-Term Government
Short-Term Treasury

===============================================================================
INVESTMENT OBJECTIVE - GROWTH AND INCOME
===============================================================================

                     RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY

Small Cap Quantitative
Small Cap Value

                      RISK LEVEL - MODERATE

ASSET ALLOCATION/BALANCED       DOMESTIC EQUITY        SPECIALTY

Strategic Allocation --         Equity Growth          Utilities
   Aggressive                   Equity Index           Real Estate
Balanced                        Tax-Managed Value
Strategic Allocation --         Income & Growth
   Moderate                     Value
Strategic Allocation --         Equity Income
   Conservative

===============================================================================
INVESTMENT OBJECTIVE - GROWTH
===============================================================================

                      RISK LEVEL - AGGRESSIVE

DOMESTIC EQUITY                 SPECIALTY              INTERNATIONAL

New Opportunities               Global Gold            Emerging Markets
Giftrust(reg.tm)                                       International Discovery
Vista                                                  International Growth
Heritage                                               Global Growth
Growth
Ultra
Select

                       RISK LEVEL - MODERATE

SPECIALTY

Global Natural Resources


The investment objective may be based on the fund's objective as stated in its prospectus or fund profile, or the fund's categorization by independent rating organizations based on its management style.

The classification of funds by risk category is based on quantitative historical measures as well as qualitative prospective measures. It is not intended to be a precise indicator of future risk or return levels. The degree of risk within each category can vary significantly, and some fund returns have historically been higher than more aggressive funds or lower than more conservative funds. Please be aware that a fund's category may change over time. Therefore, it is important that you read a fund's prospectus or fund profile carefully before investing to ensure its objectives, policies and risk potential are consistent with your needs.

For a definition of fund categories, see the Glossary.

* While listed within the Income investment objective, the Target funds do not pay current dividend income. Income dividends are distributed once a year in December. The Target funds are listed in all three risk categories due to the dramatic price volatility investors may experience during certain market conditions. If held to their target dates, however, they can offer a conservative, dependable way to invest for a specific time horizon.

Please call for a prospectus or profile on any American Century fund. These documents contain important information including charges and expenses, and you should read them carefully before you invest or send money.


[back cover]

[american century logo(reg.sm)]
American
Century

P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR RELATIONS
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

FAX: 816-340-7962

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 OR 816-444-3485

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS
1-800-345-3533

AMERICAN CENTURY PREMIUM RESERVES, INC.

INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



American Century Investments                                      BULK RATE
P.O. Box 419200                                               U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                    AMERICAN CENTURY
www.americancentury.com                                           COMPANIES

9905                                                    Funds Distributor, Inc.
SH-BKT-16274                      (c)1999 American Century Services Corporation